Exhibit 10.9

ALDAGEN, INC.

AMENDED AND RESTATED

INVESTOR RIGHTS AGREEMENT

December 15, 2006

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TABLE OF CONTENTS

(CONTINUED)

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TABLE OF CONTENTS

PAGE
EXHIBITS

A	Schedule of Investors
B	Schedule of Junior Stock Holders
C	Schedule of Common Holders

SCHEDULES

5.2(a)	Indebtedness and Obligations

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ALDAGEN, INC.

AMENDED AND RESTATED

INVESTOR RIGHTS AGREEMENT

THIS AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the “Agreement”) is entered into as of this 15th day of December 2006, by and among Aldagen, Inc., a Delaware corporation (the “Company”), the holders of the Company’s Series C Preferred Stock (the “Series C Stock”) listed on Exhibit A attached hereto (the “Series C Holders,” or “Investors”), the holders of the Company’s Series A Preferred Stock (the “Series A Stock”) listed on Exhibit B attached hereto (the “Series A Holders”), the holders of the Company’s Series B Preferred Stock (the “Series B Stock,” and together with the Series C Stock and Series A Stock, the “Preferred Stock”) listed on Exhibit B attached hereto (the “Series B Holders,” and together with the Series C Holders and Series A Holders, the “Preferred Holders”), the holders of warrants exercisable for shares of the Company’s Series B Stock (the “Warrants”) listed on Exhibit B attached hereto (the “Warrant Holders”), and those holders of the Company’s Common Stock listed on Exhibit C attached hereto and holders of the Company’s Common Stock converted pursuant to Section 8 of Article IV of the Company’s Certificate of Incorporation as in effect on the date hereof solely for the purposes of Sections 2.13, Section 4.1(a), Section 6, and Section 7 below (the “Common Holders”). The Series A Stock and Series B Stock shall collectively be referred to herein as “Junior Stock” and the Series A Holders and the Series B Holders shall collectively be referred to herein as “Junior Holders.”

WHEREAS, the Company, the Series A Holders, and the Common Holders previously entered into that certain Investor Rights Agreement, dated as of October 18, 2000 (which agreement was amended and restated by the Prior Investor Rights Agreement (as defined below));

WHEREAS, the Company, the Junior Holders, the Warrant Holders and the Common Holders have entered into that certain Amended and Restated Investor Rights Agreement, dated as of March 4, 2003, as amended (the “Prior Investor Rights Agreement”);

WHEREAS, the Company, the Junior Holders, the Warrant Holders and the Common Holders entered into that certain Amended and Restated Stock Sale Agreement, dated as of March 3, 2003 (the “Stock Sale Agreement”);

WHEREAS, the Company proposes to sell and issue up to 34,737,603 shares of its Series C Stock, pursuant to that certain Series C Preferred Stock Purchase Agreement, dated as of the date hereof, by and among the Company and the Series C Holders (the “Purchase Agreement”), which financing the Company believes to be in the best interests of the Company and its stockholders;

WHEREAS, the Investors purchasing shares of Series C Stock, as a condition to entering into the Purchase Agreement, have requested that the Company, the Junior Holders and the Common Holders amend and restate the Prior Investor Rights Agreement and terminate the Stock Sale Agreement as set forth herein;

WHEREAS, pursuant to Section 6.5 of the Prior Investor Rights Agreement, the amendment of the Prior Investor Rights Agreement contemplated hereby requires the written consent of (i) the holders of at least 66-2/3% of the shares of the Junior Stock, voting together on an as-if-converted basis, (ii) the consent of the holders of the majority of the shares of the Common Stock held by the Common Holders (other than BD Ventures, L.L.C.), and (iii) the Company (the “Requisite Approval”), and execution of this Agreement by the undersigned Junior Holders, the Common Holders, and the Company satisfies such requirement;

WHEREAS, pursuant to Section 7.3 of the Stock Sale Agreement, the termination of the Stock Sale Agreement contemplated hereby requires the written consent of (i) the holders of at least 66-2/3% of the shares of the Junior Stock, voting together on an as-if-converted basis, (ii) the consent of the holders of the majority of the shares of the Common Stock held by the Common Holders (other than BD Ventures, L.L.C.), and (iii) the Company (the “Requisite Stock Sale Approval”), and execution of this Agreement by the undersigned Junior Holders, the Common Holders, and the Company satisfies such requirement;

WHEREAS, in order to induce the Company and the Series C Holders to enter into the Purchase Agreement, the Company, the Junior Holders, and the Common Holders hereby agree that this Agreement shall amend and restate the Prior Investor Rights Agreement and shall extend to the Company and the Investors the rights and obligations as set forth below;

WHEREAS, in order to induce the Company and the Series C Holders to enter into the Purchase Agreement, the parties thereto hereby agree that this Agreement shall terminate the Stock Sale Agreement and shall extend to the Company and the Investors the rights and obligations as set forth below; and

NOW, THEREFORE, in consideration of the mutual agreements, covenants and conditions contained herein, the Company, the Series C Holders, the Junior Holders and the Common Holders hereby agree as follows.

Section 1.

RESTRICTIONS ON TRANSFER

1.1 Restrictive Legend. Each certificate representing (i) the Preferred Stock, (ii) the Common Stock of the Company (the “Common Stock”) issued upon conversion of the Preferred Stock, and (iii) any other securities issued in respect of the Preferred Stock or Common Stock issued upon conversion of the Preferred Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 1.2 below) be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws).

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS

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AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS. COPIES OF THE STOCK PURCHASE AGREEMENT AND INVESTOR RIGHTS AGREEMENT, PROVIDING FOR RESTRICTIONS ON TRANSFER OF THESE SECURITIES MAY BE OBTAINED UPON WRITTEN REQUEST BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

Each Holder (as defined below) consents to the Company’s making a notation on its records and giving instructions to any transfer agent of the Preferred Stock or the Common Stock in order to implement the restrictions on transfer established in this Section 1. Such legend shall be removed by the Company from any certificate at such time as the holder of the shares represented by the certificate satisfies the requirements of Rule 144(k) under the Securities Act of 1933, as amended (the “1933 Act”), provided that Rule 144(k) as then in effect does not differ substantially from Rule 144(k) as in effect as of the date of this Agreement and other applicable regulations do not then require such legend to be included on the Preferred Stock or Common Stock, and provided further that the Company has received from the Holder a written representation that (i) such Holder is not an affiliate of the Company and has not been an affiliate during the preceding three months, (ii) such Holder has beneficially owned the shares represented by the certificate for a period of at least two years, (iii) such Holder otherwise satisfies the requirements of Rule 144(k) as then in effect with respect to such shares, and (iv) such Holder will submit the certificate for any such shares to the Company for reapplication of the legend at such time as the holder becomes an affiliate of the Company or otherwise ceases to satisfy the requirements of Rule 144(k) as then in effect.

1.2 Notice of Proposed Transfers. The holder of each certificate representing Registrable Securities (as defined below) by acceptance thereof agrees to comply in all respects with the provisions of this Section 1.2. Prior to any proposed sale, assignment, transfer or pledge of any Registrable Securities, unless there is in effect a registration statement under the 1933 Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder’s intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied at such holder’s expense by a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company addressed to the Company, to the effect that the proposed transfer of the Registrable Securities may be effected without registration under the 1933 Act. Each certificate evidencing the Registrable Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 1.1 above, except that

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such certificate shall not bear such restrictive legend if in the opinion of counsel for such holder and the Company such legend is not required in order to establish compliance with any provisions of the 1933 Act. Prior to any transfer of Registrable Securities in accordance with this Section 1, such transferee shall execute and deliver a form of agreement reasonably acceptable to the Company wherein the transferee agrees to be bound by the provisions of this Section 1 and Section 2.13 hereof.

1.3 Transfer to Competitor. No Holder shall transfer any Registrable Securities to a competitor of the Company, as determined by the Board of Directors of the Company in good faith. This provision shall terminate after the Company conducts a Qualified Public Offering (as defined in Section 3.5 hereof).

Section 2.

REGISTRATION RIGHTS

The Company hereby grants to each of the Holders (as defined below) the registration rights set forth in this Section 2, with respect to the Registrable Securities (as defined below) owned by such Holders. The Company and the Holders agree that the registration rights provided herein set forth the sole and entire agreement, and supersede any prior agreement, between the Company and the Holders with respect to registration rights for the Company’s securities.

2.1 Certain Definitions. As used in this Section 2:

(a) The terms “register,” “registered” and “registration” refer to a registration effected by filing with the Securities and Exchange Commission (the “SEC”) a registration statement (the “Registration Statement”) in compliance with the 1933 Act, and the declaration or ordering by the SEC of the effectiveness of such Registration Statement.

(b) The term “Registrable Securities” means (i) Common Stock issued or issuable upon conversion of the shares of Preferred Stock held by Preferred Holders or any transferee as permitted by Section 2.8 hereof, and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange or in replacement of, such Registrable Securities; provided, however, that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as (A) they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (B) they have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the 1933 Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, and (C) the registration rights associated with such securities have not been terminated pursuant to Section 2.15 hereof. Notwithstanding the foregoing, Registrable Securities shall not include any securities issued upon the conversion of shares of Series C Stock pursuant to Section 8 of Article IV of the Company’s Certificate of Incorporation as in effect on the date hereof.

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(c) The term “Holder” (collectively, “Holders”) means each Preferred Holder and any transferee, as permitted by Section 2.8 hereof, holding Registrable Securities, securities exercisable or convertible into Registrable Securities or securities exercisable for securities convertible into Registrable Securities.

(d) The term “Initiating Holders” means (i) any Junior Holder or Junior Holders of 66-2/3% of the Registrable Securities then outstanding and not registered at the time of any request for registration made pursuant to Section 2.2 of this Agreement or (ii) the holders of a majority of the Series C Stock (or a lesser percentage if the anticipated aggregate offering price for such offering is at least $10,000,000).

2.2 Demand Registration.

(a) Demand for Registration. If the Company shall receive from Initiating Holders of Registrable Securities a written demand that the Company effect any registration (a “Demand Registration”) of Registrable Securities (other than a registration on Form S-3 or any related form of registration statement, such a request being provided for under Section 2.9 hereof) then outstanding, the Company will:

(i) promptly (but in any event within 10 days) give written notice of the proposed registration to all other Holders; and

(ii) use its best efforts to effect such registration as soon as practicable and as will permit or facilitate the sale and distribution of all or such portion of such Initiating Holders’ Registrable Securities as are specified in such demand, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such demand as are specified in a written demand received by the Company within 15 days after such written notice is given, provided that the Company shall not be obligated to take any action to effect any such registration pursuant to this Section 2.2:

(A) in any jurisdiction outside the United States or in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the 1933 Act;

(B) after the Company has effected 2 registrations requested by the Junior Holders pursuant to this Section 2.2 and the sales of the shares of Common Stock under such registration have closed;

(C) after the Company has effected 2 registrations requested by the Series C Holders pursuant to this Section 2.2 and the sales of the shares of Common Stock under such registration have closed;

(D) if the Company shall furnish to such Holders a certificate, signed by the President of the Company, stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Registration Statement to be filed at the date filing would be required, then the Company shall have an additional period of not more than 90 days within which to file such Registration Statement; provided, however, that the Company shall not use this right more than once in any 12-month period;

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(E) if within thirty (30) days of receipt of a written request from Holders pursuant to Section 2.2(a), the Company gives notice to the Holders of the Company’s intention to file a registration statement for a public offering, other than (i) pursuant to a registration statement relating to any employee benefit plan, (ii) with respect to any corporate reorganization or transaction under Rule 145 of the Securities Act, any registration statements related to the issuance or resale of securities issued in such a transaction, or (iii) pursuant to a registration related to stock issued upon conversion of debt securities, within ninety (90) days;

(F) prior to the earlier of (1) the third anniversary of the date of the initial closing of the sale of Series C Stock or (2) the date six months after the effective date of the initial public offering of the Company’s securities.

(b) Underwriting. If reasonably required to maintain an orderly market in the Common Stock, the Holders shall distribute the Registrable Securities covered by their demand by means of an underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by their demand by means of an underwriting, they shall so advise the Company as part of their demand made pursuant to this Section 2.2, including the identity of the managing underwriter; and the Company shall include such information in the written notice referred to in Section 2.2(a)(i). In such event, the right of any Holder to registration pursuant to this Section 2.2 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein.

The Company shall, together with all holders of capital stock of the Company proposing to distribute their securities through such underwriting, enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company, which underwriter or underwriters shall be reasonably acceptable to a majority-in-interest of the Initiating Holders. Notwithstanding any other provision of this Section 2.2, if the underwriter shall advise the Company that marketing factors (including, without limitation, an adverse effect on the per share offering price) require a limitation of the number of shares to be underwritten (including Registrable Securities) (the “Underwriters’ Maximum Number”), then the Company will be obligated and required to include in such registration that number of Registrable Securities requested by all Holders to be included in such registration, which does not exceed the Underwriters’ Maximum Number, and such number of Registrable Securities shall be allocated pro rata among the Holders of such Registrable Securities on the basis of the number of Registrable Securities requested to be included therein by each such Holder. No Registrable Securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration.

If any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The Registrable Securities so withdrawn shall also be withdrawn from registration.

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The Company may include securities for its own account (or for the account of other Stockholders) in such registration if the underwriter so agrees, but only to the extent the number of Registrable Securities would not thereby be limited.

2.3 Piggyback Registration.

(a) Company Registration. If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or for the account of security holders (other than a registration relating solely to employee benefits plan, a registration relating to a corporate reorganization, a registration on Form S-4 relating solely to an SEC Rule 145 transaction (or subsequent similar rule), a registration pursuant to Section 2.2 or 2.9 hereof, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered), the Company will:

(i) promptly (but in any event within 10 days after the Board of Directors approves retaining the underwriter) give to each Holder written notice thereof; and

(ii) include in such registration (and any related qualification under state securities laws or other compliance, subject to Section 2.2(a)(ii)(A)), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 15 days after receipt of such written notice from the Company, by any Holder or Holders, except as set forth in Section 2.3(b) below (or if the Company could complete registration prior to the 15 day notice period set forth above, include in a separate registration any Registrable Securities for which notices are received after registration but before expiration of the 15 day period described above).

Such Registrable Securities shall only be included (i) to the extent that inclusion will not diminish the number of securities included by the Company, and (ii) if such Registrable Securities can be included in the form of registration chosen by the Company under applicable securities rules and regulations.

(b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.3(a)(i). In such event the right of any Holder to registration pursuant to this Section 2.3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein.

All Holders proposing to distribute their Registrable Securities through such underwriting shall, together with the Company and the other parties distributing their securities through such underwriting, enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company.

Notwithstanding any other provision of this Section 2.3, if the underwriter determines that marketing factors require a limitation or reduction of the number of shares to be underwritten, the underwriter may limit the number of Registrable Securities to be included in the registration and underwriting, subject to the terms of this Section 2.3. The Company shall so advise all holders of the Company’s securities that would otherwise be registered and

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underwritten pursuant hereto, and the number of shares of such securities, including Registrable Securities, that may be excluded in the registration and underwriting shall be allocated in the following manner: (i) shares held by persons who at that time do not have contractual registration rights shall have their shares excluded on a pro rata basis until the underwriters no longer require shares to be excluded from the registration (“Level 1 Cutbacks”); (ii) if further cutbacks are required, shares held by employees and former employees of the Company that have contractual registration rights shall have their shares excluded until the underwriters no longer require shares to be excluded from the registration (“Level 2 Cutbacks”); (iii) if further cutbacks are required, shares, including Registrable Securities, held by persons who have contractual rights to have their shares included in the registration (excluding the holders of Series C Stock, employees and former employees of the Company) shall have their shares excluded until the underwriters no longer require shares to be excluded from the registration (“Level 3 Cutbacks”); (iv) if further cutbacks are required, shares held by the holders of Series C Stock shall have their shares excluded until the underwriters no longer require shares to be excluded from the registration (“Level 4 Cutbacks”); provided, that, in any registration other than a registration that is the Company’s initial public offering of securities, the amount of Series C Stock included in such registration shall not be reduced below 30% of the total number of shares included in such registration; and (v) if further cutbacks are required, shares of the Company shall be excluded from the registration until the underwriters no longer require shares to be excluded from the registration (“Level 5 Cutbacks”). If less than all the shares held by persons on the same level of cutbacks are required to be excluded to reduce the number of shares in the offering to the number the underwriters want included in the registration, the shares that are included in the registration shall be allocated among the holders thereof in proportion, as nearly as practicable, to the amounts of Registrable Securities and such other securities held by each such holder on that level of cutbacks at the time of filing the Registration Statement.

For purposes of any such underwriter cutback, all Registrable Securities and other securities held by any Holder that is a partnership, limited liability company or corporation shall also include any Registrable Securities held by the partners, retired partners, members, stockholders or affiliated entities of such Holder, or the estates and family members of any such partners, retired partners, members and any trusts for the benefit of any of the foregoing persons, and such Holder and other persons shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “selling Holder,” as defined in this sentence. The Company shall be entitled to rely on the written representation of any firm or entity as to whether any such affiliation exists.

No securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration. Nothing in this Section 2.3(b) is intended to diminish the number of securities to be included by the Company in the underwriting.

If any Holder disapproves of the terms of the underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities so withdrawn shall also be withdrawn from registration.

(c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

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2.4 Expenses of Registration. All expenses incurred in connection with all registrations effected pursuant to Sections 2.2, 2.3, and 2.9, including without limitation all registration, filing and qualification fees (including state securities law fees and expenses), printing expenses, escrow fees, fees and disbursements of counsel for the Company (and the reasonable fees and disbursements of one separate special counsel for the participating Holders not to exceed $20,000 for a registration pursuant to Section 2.2(a) and $10,000 for a registration pursuant to Sections 2.3 and 2.9) and expenses of any special audits incidental to or required by such registration shall be borne by the Company; provided, however, that the Company shall not be required to pay stock transfer taxes or underwriters’ discounts or selling commissions relating to Registrable Securities. Notwithstanding anything to the contrary above, the Company shall not be required to pay for any expenses of any registration proceeding under Section 2.2 if the registration request is subsequently withdrawn at the request of the Holders of 66-2/3% of the Registrable Securities to have been registered, provided, however, that in the event that Holders holding at least 66-2/3% of the Registrable Securities agree to forfeit their right to a demand registration pursuant to Section 2.2 (in which event such right shall be forfeited by all Holders), then the Company shall be required to pay the expenses of such withdrawn registration. In the absence of such an agreement to forfeit, the Holders of Registrable Securities to have been registered shall bear all such expenses pro rata on the basis of the Registrable Securities to have been registered. Notwithstanding the preceding sentence, however, if at the time of the withdrawal, the Holders have learned of a materially adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their registration request, then the Holders shall not be required to pay any of said expenses and shall retain their rights pursuant to Section 2.2, unless within 20 days of written disclosure of such materially adverse change by the Company to the Holders, the Holders fail to notify the Company of their intent to withdraw.

2.5 Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use all commercially reasonable efforts to cause such Registration Statement to become effective, and keep such Registration Statement effective for the lesser of 270 days or until the distribution contemplated in the Registration Statement has been completed;

(b) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to keep such Registration Statement effective and to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such Registration Statement;

(c) furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

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(d) use all commercially reasonable efforts to register or otherwise qualify the securities covered by such Registration Statement under such other securities laws of such states and other jurisdictions as shall be reasonably requested by the Holders or the managing underwriter, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

(f) notify each Holder of Registrable Securities covered by such Registration Statement of (x) any order the Securities and Exchange Commission or any jurisdiction in which registration has been made terminating or suspending effectiveness or such registration or (y) at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing (in which case each Holder of Registrable Securities agrees to discontinue transactions in the Company’s securities until notified by the Company that the conditions described above are no longer in effect), and at the request of any such Holder, prepare and furnish to such Holder a reasonable number of copies of a supplement or an amendment of such prospectus as may be necessary so that as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(g) cause all such Registrable Securities covered by such Registration Statement to be listed with any securities exchange on which the Common Stock is then listed;

(h) make available for inspection by each Holder including Registrable Securities in such registration, any underwriter participating in any distribution pursuant to such registration, and any attorney, accountant or other agent retained by such Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as such parties may reasonably request, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such Registration Statement, provided that the Company may require reasonable confidentiality agreements and reasonable agreements restricting trading its stock to be signed as a condition to disclosure;

(i) cooperate with Holders including Registrable Securities in such registration and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, such certificates to be in such denominations and registered in such names as such Holders or the managing underwriters may request at least two business days prior to any sale of Registrable Securities; and

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(j) permit any Holder which Holder, in the sole and exclusive judgment, exercised in good faith, of such Holder, might be deemed to be a controlling person of the Company, to participate in good faith in the preparation of such Registration Statement through a single legal counsel and to require insertion of material, furnished to the Company in writing, that in the reasonable judgment of such Holder and its counsel should be included if a failure to include would expose Holder to a material risk of liability.

2.6 Indemnification.

(a) The Company will, and does hereby undertake to, indemnify and hold harmless each Holder of Registrable Securities, each of such Holder’s officers, directors, managers, partners, members and agents, and each person controlling such Holder, with respect to any registration, qualification or compliance effected pursuant to this Section 2, and each underwriter, if any, and each person who controls any underwriter, of the Registrable Securities held by or issuable to such Holder, against all claims, losses, damages and liabilities (or actions in respect thereto) to which they may become subject under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), or other federal or state law arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document (including any related Registration Statement, notification, or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, (ii) any violation or alleged violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to any action or inaction required of the Company in connection with any such registration, qualification or compliance, or (iii) any failure to register or qualify Registrable Securities in any state where the Company or its agents have affirmatively undertaken or agreed in writing that the Company (the undertaking of any underwriter chosen by the Company being attributed to the Company) will undertake such registration or qualification on behalf of the Holders of such Registrable Securities and will reimburse, as incurred, each such Holder, each such underwriter and each such director, manager, officer, partner, member, agent and controlling person, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission made in conformity with written information furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use therein.

(b) If Registrable Securities held by or issuable to such Holder are included in such registration, qualification, or compliance pursuant to this Section 2, each Holder will and does hereby undertake to indemnify and hold harmless the Company, each of its directors and officers, and each person controlling (for purposes hereof, “control” or any form thereof shall have within the meaning ascribed thereto in Section 15 of the 1933 Act) the Company, each underwriter, if any, and each person who controls any underwriter, of the Company’s securities

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covered by such a Registration Statement, and each other Holder, each of such other Holder’s officers, directors, managers, partners, members and agents and each person controlling such other Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on (i) any failure of such Holder or its agents or representatives to comply with the prospectus delivery requirements of the 1933 Act or any other applicable securities or Blue Sky law, or (ii) any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, and will reimburse, as incurred, the Company, each such underwriter, each such other Holder, and each such director, officer, manager, partner, member, agent, and controlling person of the foregoing, for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in such Registration Statement, prospectus, offering circular or other document, in reliance upon and in strict conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein (or related registration statement, notification or the like) or any amendment or supplement thereto and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement becomes effective or in the final prospectus, such indemnity agreement shall not inure to the benefit of (i) the Company and (ii) any underwriter or any Holder, if there is no underwriter, if a copy of the final prospectus was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the 1933 Act; provided, further, that this indemnity shall not be deemed to relieve any underwriter of any of its due diligence obligations; provided, further, that the indemnity agreement contained in this subsection 2.6(b) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided, further, that the liability of each Holder hereunder (unless such Holder’s liability hereunder is based upon such Holder’s willful misconduct as determined by the nonappealable final decision of a court) shall be limited to the proportion of any such claim, loss, damage or liability that is equal to the proportion that the public offering price of the shares sold by such Holder under such Registration Statement bears to the total public offering price of all securities sold thereunder, but in any event not to exceed the net proceeds received by such Holder from the sale of securities under such Registration Statement. It is understood and agreed that the indemnification obligations of each Holder pursuant to any underwriting agreement entered into in connection with any Registration Statement shall be limited to the obligations contained in this subsection 2.6(b).

(c) Each party entitled to indemnification under this Section 2.6 (the “Indemnified Party”) shall give notice to the party required to provide such indemnification (the “Indemnifying Party”) of any claim as to which indemnification may be sought promptly after such Indemnified Party has actual knowledge thereof, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom with counsel mutually satisfactory to the parties; provided, however, that (i) a party shall not unreasonably withhold its

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agreement with respect to the selection of such counsel, (ii) an Indemnified Party (together with all other Indemnified Parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding, and (iii) the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2, except to the extent that such failure to give notice shall materially adversely affect the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff therein, to such Indemnified Party, of a release from all liability with respect to such claim or litigation.

(d) In order to provide for just and equitable contribution to joint liability under the 1933 Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 2.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.6 provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of any such Holder or any such controlling person in circumstances for which indemnification is provided under this Section 2.6, then, and in each such case, the Company and such Holder will contribute to the aggregate claims, losses, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of the securities offered by such Holder pursuant to the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company will be responsible for the remaining portion (without prejudice as to the Company’s right to contributions from any other responsible parties); provided, however, that, in any case, (A) no such Holder will be required to contribute any amount in excess of the public offering price of all securities offered by it pursuant to such Registration Statement, after deduction of underwriting discounts and commissions (unless such Holder’s liability hereunder is based upon such Holder’s willful misconduct as determined by the nonappealable final decision of a court); and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

(e) The indemnities provided in this Section 2.6 shall survive the transfer of any Registrable Securities by such Holder.

2.7 Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 2.

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2.8 Transfer of Rights. The rights contained in Sections 2 hereof may be assigned or otherwise conveyed to (i) any principal, partner, officer, or retired principal, partner, or officer of an Investor, (ii) any transferee, other than a competitor of the Company, receiving at least Three Hundred Thousand (300,000) shares of Registrable Securities, (iii) any partner, retired partner or affiliated fund of any Holder which is a partnership, (iv) any member of former member of any Holder which is a limited liability company, (v) any family member or trust for the benefit of any individual holder, or (vi) any transferee receiving at least 100,000 shares of Series C Stock, who shall be considered a “Holder” for purposes hereof, provided that such transfer is effected in compliance with Section 1.2 hereof and such transferee agree to be bound by the terms of this Agreement.

2.9 Form S-3. The Company shall use all commercially reasonable efforts to qualify for registration on Form S-3. After the Company has qualified for the use of Form S-3, the Holders holding no less than 20% of the Registrable Securities or a Series C Holder shall have the right to request registrations on Form S-3 thereafter under this Section 2.9. The Company shall promptly give notice to all Holders of Registrable Securities of the receipt of a request for registration pursuant to this Section 2.9 and shall provide a reasonable opportunity for other Holders to participate in the registration. Subject to the foregoing, the Company will use its best efforts to effect as soon as practicable the registration of all shares of Registrable Securities on Form S-3 to the extent requested by the Holder or Holders thereof for purposes of disposition; provided, however, that the Company shall not be obligated to effect any such registration (A) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $1,000,000, (B) with respect to a request from a Series C Holder, at any time when the Company has effected two registrations requested by Series C Holders pursuant to this Section 2.9 during the preceding 12-month period, or (C) with respect to a request from a Junior Holder, at any time when the Company has effected one registration requested by Junior Holders pursuant to this Section 2.9 during the preceding 12-month period. Notwithstanding the foregoing, nothing herein shall restrict, prohibit or limit in any way a Holder’s ability to exercise its registration rights under Sections 2.2 or 2.3 hereof. The Company shall have no obligation to take any action to effect any registration pursuant to this Section 2.9 for any of the reasons set forth in Section 2.2(a)(ii)(A) or (C) (which shall be deemed to apply to the obligations under this Section 2.9 with equal force). In addition, any registration pursuant to this Section 2.9 shall be subject to the provisions of Section 2.2(b), which shall be deemed to apply to the obligations under this Section 2.9 with equal force, except that any reference therein to Section 2.2 or a subsection thereof shall, for these purposes only, be deemed to be a reference to this Section 2.9. Subject to the foregoing, the Company shall file a Registration Statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 2.9 shall not be counted as requests for registration effected pursuant to Section 2.2.

2.10 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

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2.11 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, (i) without the prior written consent of the Junior Holders of at least a 66 2/3% of the Junior Preferred Registrable Securities then outstanding and not registered, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (A) to have a level of priority on cutbacks that is more favorable to such persons(s) than the Level 3 Cutbacks afforded to the holders pursuant to Section 2.3(b) or (B) to require the Company to register securities of such holder or prospective holder at any time earlier than the date specified in Section 2.2(a)(ii)(E) of this Agreement. From and after the date of this Agreement, the Company shall not, (i) without the prior written consent of the Series C Holders of at least a 66 2/3% of the Series C Registrable Securities then outstanding and not registered, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (A) to have a level of priority on cutbacks that is more favorable to such persons(s) than the Level 4 Cutbacks afforded to the holders pursuant to Section 2.3(b) or (B) to require the Company to register securities of such holder or prospective holder at any time earlier than the date specified in Section 2.2(a)(ii)(E) of this Agreement.

2.12 Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its diligent efforts to:

(a) make and keep current public information available, within the meaning of SEC Rule 144 or any similar or analogous rule promulgated under the 1933 Act, at all times after it has become subject to the reporting requirements of the 1934 Act;

(b) file with the SEC, in a timely manner, all reports and other documents required of the Company under the 1933 Act and 1934 Act (after it has become subject to such reporting requirements); and

(c) so long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request a (i) written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time commencing 90 days after the effective date of the first registration filed by the Company for an offering of its securities to the general public), the 1933 Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

2.13 “Market Stand Off” Agreement. Each Holder (including the Common Holders) hereby agrees that during a period, not to exceed 180 days, following the effective date of the initial, effective registration statement of the Company filed under the 1933 Act, it shall not, to the extent requested by the Company and any underwriter, sell, pledge, transfer, make any short sale of, loan, grant any option for the purchase of, or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Common Stock held by it at any time during such period except Common Stock included in such registration; provided, however, that all

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other stockholders with registration rights (whether or not pursuant to this Agreement) and all officers and directors of the Company enter into similar agreements. The foregoing provisions of this Section 2.13 shall apply only to the Company’s initial public offering of equity securities, and shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement. If requested by any underwriter, all stockholders shall execute and deliver to such underwriters an agreement in form reasonably acceptable to such underwriter evidencing the obligation described in this Section 2.13.

In order to enforce the foregoing covenant, the Company may impose stop transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

2.14 Amendment of Registration Rights. Subject to Section 6.5, any provision of this Section 2 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of at least 66-2/3% of the Registrable Securities then outstanding and not registered. Notwithstanding the foregoing, any amendment that changes the rights of a Holder in a manner materially and adversely different than all Holders shall require the approval of such Holder. Any amendment or waiver effected in accordance with this Section shall be binding upon each Holder, each future Holder of Registrable Securities, and the Company.

2.15 Inclusion of Stock Held by Common Holders. In connection with any registration effected pursuant to Section 2.3 hereof, the Common Holders shall be entitled to include in such registration (on the same terms and conditions as Holders selling their Registrable Securities in such registration) shares of Common Stock held by such Common Holders; provided that any limitation by the underwriter on the number of shares to be underwritten in connection with such registration shall first be applied to the shares so included by such Common Holders before being applied to shares of Registrable Securities, and provided further that each such Common Holder’s right to include shares of Common Stock in a registration pursuant to this Section 2.15 is contingent upon such Common Holder’s compliance with the obligations of a Holder of Registrable Securities under this Agreement.

2.16 Termination of Rights. The rights of any particular Holder under this Section 2 hereof shall terminate as to any Holder upon the date that is five years after the effective date of the sale of the Company’s shares of Common Stock in a firm commitment underwritten public offering registered under the 1933 Act at a public offering per share price not less than five times the Series C Stock Original Issue Price (as defined in the Amended and Restated Charter, as amended from time to time, (“Restated Charter”), subject to adjustment in the event of any stock dividends, stock splits or the like), with proceeds to the Company of not less than $30,000,000 (before deduction of underwriters’ commission and expenses) (a “Qualified Public Offering”).

Section 3.

RIGHTS OF FIRST REFUSAL

3.1 Certain Definitions. As used in this Section 3:

(a) The term “Major Investor” shall mean a Holder who holds at least 100,000 shares of Series C Stock.

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(b) The term “New Securities” shall mean any capital stock of the Company, whether now authorized or not, and rights, options or warrants to purchase capital stock, and securities of any type whatsoever that are, or may become, convertible into capital stock; provided that the term “New Securities” does not include: (i) the Investor Stock; (ii) securities issuable upon conversion of or with respect to Investor Stock; (iii) up to 5,949,000 shares of Common Stock, and options, warrants or rights convertible into such Common Stock, issued to employees, consultants, officers or directors of the Company pursuant to any incentive agreement or arrangement approved by the Board of Directors of the Company (the “Permitted Stock”); (iv) securities issued pursuant to any stock dividend, stock split, combination or other reclassification by the Company of any of its capital stock; (v) securities issuable upon conversion or exercise of any convertible security, option, warrant or other right to acquire, if upon issuance of such convertible security, option, warrant or right the Company complied with the provisions of this Section 3; (vi) warrants to purchase shares of Common Stock issued to banks or equipment lessors, as approved by the Board of Directors, such issuances not to exceed in the aggregate one percent (1%) of the outstanding shares of Common Stock of the Company on a fully-diluted, as-converted into Common Stock basis; (vii) shares of capital stock or securities convertible into shares of capital stock issued in connection with business combinations or corporate partnering agreements, as approved by the Board of Directors, such issuances not to exceed in the aggregate five percent (5%) of the outstanding shares of Common Stock of the Company on a fully-diluted, as-converted into Common Stock basis; or (viii) shares of Common Stock sold in connection with a Qualified IPO.

(c) The term “Pro Rata Share” means the ratio (i) the numerator of which is the number of shares of Common Stock held by such Major Investor, or issuable to such Major Investor upon the conversion of shares of Series C Stock held by such Major Investor, on the date of the Company’s written notice pursuant to Section 3.4 hereof, and (ii) the denominator of which is the number of shares of Common Stock outstanding, assuming for this purpose conversion or exercise of all securities convertible into or exercisable for Common Stock of the Company.

(d) The term “Transfer” shall include any sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by request, devise or descent, or other transfer or disposition of any kind, including, but not limited to, transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings or general assignees for the benefit of creditors, whether voluntary or by operation of law, directly or indirectly, of any of the Key Holder Stock.

3.2 Right of First Offer. The Company hereby grants to each Major Investor, subject to the terms and conditions specified in this Section 3, the right of first offer to purchase, on the terms and conditions set forth in the Company’s notice pursuant to Section 3.3 hereof, up to its Pro Rata Share of all New Securities that the Company may, from time to time, propose to sell and issue. Each Major Investor may assign its right of first offer to purchase hereunder to an affiliate of such Major Investor.

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3.3 Required Notices. In the event the Company proposes to undertake an issuance of New Securities, it shall give each Major Investor written notice of its intention, describing the type of New Securities, the price and the general terms upon which the Company proposes to issue the same. Each Major Investor shall have 15 days from the date of any such notice to exercise its right of first refusal under Section 3.2 hereof for the price and upon the general terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

3.4 Company’s Right to Sell. The Company shall have 45 days after the 15-day period described in Section 3.3 hereof to sell all such New Securities respecting which the Major Investors’ rights of first refusal hereunder were not exercised, at a price equal to and upon terms no more favorable in any material respect to the purchasers thereof than those specified in the Company’s notice. In the event the Company has not sold all such New Securities within such 45 day period, the Company shall not thereafter issue or sell any New Securities without first notifying the Major Investors in the manner provided herein.

3.5 Expiration of Right. The right of first offer granted under this Section 3 shall not apply to, and shall expire upon, the effectiveness of a registration statement for a Qualified Public Offering or a Liquidating Event, as defined in the Company’s Fourth Amended and Restated Certificate of Incorporation effective as of the date hereof.

Section 4.

KEY HOLDER TRANSFERS

4.1 Certain Definitions. As used in this Section 4 and in Section 6:

(a) The term “Key Holder” shall mean a Junior Holder, Common Holder, or W. Thomas Amick or Ed Field.

(b) “Key Holder Stock” shall mean shares of the Company’s Common Stock now owned or subsequently acquired by the Key Holders by gift, purchase, dividend, option exercise or any other means whether or not such securities are only registered in a Key Holder’s name or beneficially or legally owned by such Key Holder, including any interest of a spouse in any of the Key Holder Stock, whether that interest is asserted pursuant to marital property laws or otherwise. The number of shares of Key Holder Stock owned by the Key Holders as of the date hereof are set forth on Exhibit A and Exhibit B, which Exhibits may be amended from time to time by the Company to reflect changes in the number of shares owned by the Key Holders, but the failure to so amend shall have no effect on such Key Holder Stock being subject to this Agreement.

4.2 Notice of Transfer. If a Key Holder proposes to transfer any shares of Key Holder Stock then the Key Holder shall promptly give written notice (the “Transfer Notice”) simultaneously to the Company and to each of the Investors at least thirty (30) days prior to the closing of such transfer. The Transfer Notice shall describe in reasonable detail the proposed Transfer including, without limitation, the number of shares of Key Holder Stock to be transferred, the nature of such Transfer, the consideration to be paid, and the name and address

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of each prospective purchaser or transferee. In the event that the Transfer is being made pursuant to the provisions of Section 4.6, the Transfer Notice shall state under which clause of Section 4.6 the Transfer is being made.

4.3 Company Right of First Refusal. For a period of 10 days following receipt of any Transfer Notice described in Section 4.2, the Company shall have the right to purchase all or a portion of the Key Holder Stock subject to such Transfer Notice on the same terms and conditions as set forth therein. The Company’s purchase right shall be exercised by written notice signed by an officer of the Company (the “Company Notice”) and delivered to the Key Holder within such 10 day period. The Company shall effect the purchase of the Key Holder Stock, including payment of the purchase price, not more than five business days after delivery of the Company’s Notice, and at such time the Key Holder shall deliver to the Company the certificate(s) representing the Key Holder Stock to be purchased by the Company, each certificate to be properly endorsed for transfer. The Key Holder Stock so purchased shall thereupon be cancelled and cease to be issued and outstanding shares of the Company’s Common Stock.

4.4 Investor Right of First Refusal.

(a) In the event that the Company does not elect to purchase all of the Key Holder Stock available pursuant to its rights under Section 4.3 within the period set forth therein, the Key Holder shall promptly give written notice (the “Second Notice”) to each of the Investors, which shall set forth the number of shares of Key Holder Stock not purchased by the Company and which shall include the terms of Transfer Notice set forth in Section 4.2. Each Investor shall then have the right, exercisable upon written notice to the Key Holder (the “Investor Notice”) within 10 days after the receipt of the Second Notice, to purchase its pro rata share of the Key Holder Stock subject to the Second Notice and on the same terms and conditions as set forth therein. Except as set forth in Section 4.4(c), the Investors who so exercise their rights (the “Participating Investors”) shall effect the purchase of the Key Holder Stock, including payment of the purchase price, not more than five days after delivery of the Investor Notice, and at such time the Key Holder shall deliver to the Participating Investors the certificate(s) representing the Key Holder Stock to be purchased by the Participating Investors, each certificate to be properly endorsed for transfer.

(b) Each Investor’s pro rata share shall be equal to the product obtained by multiplying (i) the aggregate number of shares of Key Holder Stock covered by the Second Notice and (ii) a fraction, the numerator of which is the number of shares of Common Stock issued or issuable upon the conversion or exercise of Preferred Stock or other rights to acquire shares of Common Stock held by the Participating Investor at the time of the First Notice, and the denominator of which is the total number of shares of Common Stock issued or issuable upon the conversion or exercise of Preferred Stock or other rights to acquire shares of Common Stock at the time of the First Notice held by all Investors.

(c) In the event that not all of the Investors elect to purchase their pro rata share of the Key Holder Stock available pursuant to their rights under Section 4.4(a) within the time period set forth therein, then the Key Holder shall promptly give written notice to each of the Participating Investors (the “Overallotment Notice”), which shall set forth the number of

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shares of Key Holder Stock not purchased by the other Investors, and shall offer such Participating Investors the right to acquire such unsubscribed shares. Each Participating Investor shall have five days after receipt of the Overallotment Notice to deliver a written notice to the Key Holder (the “Participating Investors Overallotment Notice”) indicating the number of unsubscribed shares that such Participating Investor desires to purchase, and each such Participating Investor shall be entitled to purchase such number of unsubscribed shares on the same terms and conditions as set forth in the Second Notice. In the event that the Participating Investors desire, in the aggregate, to purchase in excess of the total number of available unsubscribed shares, then the number of unsubscribed shares that each Participating Investor may purchase shall be reduced on a pro rata basis. For purposes of this Section 4.4(c) the denominator described in clause (ii) of subsection 4.4(b) shall be the total number of shares of Common Stock issued or issuable upon the conversion or exercise of Preferred Stock or other rights to acquire shares of Common Stock held by all Participating Investors at the time of the First Notice. The Participating Investors shall then effect the purchase of the Key Holder Stock, including payment of the purchase price, not more than five days after delivery of the Participating Investors Overallotment Notice, and at such time, the Key Holder shall deliver to the Investors the certificates representing the Key Holder Stock to be purchased by the Participating Investors, each certificate to be properly endorsed for transfer.

4.5 Right of Co-Sale.

(a) In the event the Company and the Investors fail to exercise their respective rights to purchase all of the Key Holder Stock subject to Sections 4.3 and 4.4 hereof, following the exercise or expiration of the rights of purchase set forth in Section 4.3 and 4.4, then the Key Holder shall deliver to the Company and each Investor written notice (the “Co-Sale Notice”) that each Investor shall have the right, exercisable upon written notice to such Key Holder with a copy to the Company within 15 days after receipt of the Co-Sale Notice, to participate in such Transfer of Key Holder Stock on the same terms and conditions. Such notice shall indicate the number of shares of Investor Stock up to that number of shares determined under Section 4.5(b) that such Investor wishes to sell under his or her right to participate. To the extent one or more of the Investors exercise such right of participation in accordance with the terms and conditions set forth below, the number of shares of Key Holder Stock that such Key Holder may sell in the transaction shall be correspondingly reduced.

(b) Each Investor may sell all or any part of that number of shares equal to the product obtained by multiplying (i) the aggregate number of shares of Key Holder Stock covered by the Co-Sale Notice and not purchased by the Company or its assignees or Investors pursuant to Section 4.3 or 4.4 by (ii) a fraction the numerator of which is the number of shares of Common Stock issued or issuable upon the conversion or exercise of Preferred Stock or other rights to acquire shares of Common Stock held by such Investor at the time of the First Notice and the denominator of which is the total number of shares of Common Stock held by such Key Holder (excluding shares purchased by the Company and/or Investors pursuant to Section 4.3 or 4.4) plus the number of shares of Common Stock issued or issuable upon the conversion or exercise of Preferred Stock or other rights to acquire shares of Common Stock held by all Investors at the time of the First Notice.

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(c) Each Investor who elects to participate in the Transfer pursuant to this Section 4.6 (a “Co-Sale Participant”) shall effect its participation in the Transfer by promptly delivering to such Key Holder for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent:

(i) the type and number of shares of Common Stock which such Co-Sale Participant elects to sell; or

(ii) that number of shares of Preferred Stock which is at such time convertible into the number of shares of Common Stock which such Co-Sale Participant elects to sell; provided, however, that if the prospective purchaser objects to the delivery of Preferred Stock in lieu of Common Stock, such Co-Sale Participant shall convert such Preferred Stock into Common Stock and deliver Common Stock as provided in Section 4.5(c)(i). The Company agrees to make any such conversion concurrent with and contingent upon the actual transfer of such shares to the purchaser.

(d) The stock certificate or certificates that the Co-Sale Participant delivers to such Key Holder pursuant to Section 4.5(c) shall be transferred to the prospective purchaser in consummation of the sale of the Common Stock pursuant to the terms and conditions specified in the Co-Sale Notice, and the Key Holder shall concurrently therewith remit to such Co-Sale Participant that portion of the sale proceeds to which such Co-Sale Participant is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase shares or other securities from a Co-Sale Participant exercising its rights of co-sale hereunder, such Key Holder shall not sell to such prospective purchaser or purchasers any Key Holder Stock unless and until, simultaneously with such sale, such Key Holder shall purchase such shares or other securities from such Co-Sale Participant on the same terms and conditions specified in the Co-Sale Notice.

(e) The exercise or non-exercise of the rights of any Investor hereunder to participate in one or more Transfers of Key Holder Stock made by any Key Holder shall not adversely affect his right to participate in subsequent Transfers of Key Holder Stock subject to Section 3.

(f) To the extent that the Investors do not elect to participate in the sale of the Key Holder Stock subject to the Co-Sale Notice, such Key Holder may, not later than 90 days following delivery to the Company of the Co-Sale Notice, enter into an agreement providing for the closing of the Transfer of such Key Holder Stock covered by the Co-Sale Notice within 60 days of such agreement on terms and conditions not materially more favorable to the transferor than those described in the Co-Sale Notice. Any proposed Transfer on terms and conditions materially more favorable than those described in the Co-Sale Notice, as well as any subsequent proposed Transfer of any of the Key Holder Stock by a Key Holder, shall again be subject to the first refusal and co-sale rights of the Company and/or Investors and shall require compliance by a Key Holder with the procedures described in this Section 4.5.

4.6 Certain Transfers. Notwithstanding the foregoing, the first refusal and co-sale rights of the Company and/or the Investors set forth in this Section 4 above shall not apply to (i) any transfer without consideration to the Key Holder’s ancestors, descendants or spouse or to

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trusts for the benefit of such persons or the Key Holder, (ii) any transfer or transfers by a Key Holder to another Key Holder (the “Transferee-Key Holder”) so long as the Transferee-Key Holder is, at the time of the transfer, employed by or acting as a consultant or director of the Company, or (iii) transfers to affiliates; provided that in the event of any transfer made pursuant to one of the exemptions provided by clauses (i), (ii), and (iii), (A) the Key Holder shall inform the Investors of such pledge, transfer or gift prior to effecting it and (B) the pledgee, transferee or donee shall enter into a written agreement to be bound by and comply with all provisions of this Agreement, as if it were an original Key Holder hereunder, including without limitation this Section 4.

4.7 Expiration of Right; Excluded Investors. The right of first refusal and right of co-sale granted under this Section 4 shall not apply to, and shall expire upon, the effectiveness of a registration statement for a Qualified Public Offering or Liquidation Event, as defined in the Company’s Fourth Amended and Restated Certificate of Incorporation effective as of the date hereof. Notwithstanding anything to the contrary herein, the terms and conditions of this Article 4 shall not apply to any Investor to the extent such Investor’s shares of Series C Preferred Stock were converted pursuant to Section 8 of Article IV of the Company’s Certificate of Incorporation as in effect as of the date hereof.

4.8 Legend. Each certificate representing shares of Key Holder Stock now or hereafter owned by the Key Holder or issued to any person in connection with a Transfer pursuant to Section 4.5 hereof shall be endorsed with the following legend:

“THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO, AND IN SOME CASES PROHIBITED BY, THE TERMS AND CONDITIONS OF A CERTAIN AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT BY AND AMONG THE STOCKHOLDER, THE CORPORATION AND CERTAIN HOLDERS OF STOCK OF THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.”

The Key Holders agree that the Company may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legend referred to above to enforce the provisions of this Agreement and the Company agrees to promptly do so. The legend shall be removed at the request of any Key Holder following termination of this Agreement.

4.9 Assignment. The rights of first refusal set forth in this Section 4 are nonassignable without the consent of the Company, such consent which will not be unreasonably withheld, except by each Major Investor to any wholly owned subsidiary or parent of, or to any corporation, entity or other person that is, within the meaning of the 1933 Act, controlling, controlled by or under common control with, such Major Investor or one or more affiliated partnerships, limited liability companies or funds managed by the Major Investor or any of their respective directors, officers, partners or members; provided that such transferee agrees in writing to be subject to the terms of the investment documents as if it were a Major Investor thereunder.

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Section 5.

COMPANY COVENANTS

The Company hereby covenants and agrees on behalf of itself to the following:

5.1 Affirmative Covenants.

(a) Financial Statements and Information for All Investors. The Company will keep books of account and prepare financial statements and will cause to be furnished to each Investor and each other Junior Holder (all of the foregoing and following to be kept and prepared in accordance with accounting principles generally accepted in the United States applied on a consistent basis), as soon as practicable, but in any event within 160 days after the end of each fiscal year of the Company, beginning with the fiscal year ending December 31, 2006, (1) an audited copy of the financial statements of the Company for such fiscal year containing a consolidated and consolidating balance sheet, statement of income, statement of stockholders’ equity, and statement of cash flows, each as at the end of such fiscal year and for the period then ended and in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and audited and certified by independent certified public accountants of recognized standing selected by the Company’s Board of Directors and (2) a comparison of the actual results during such fiscal year to those originally budgeted by the Company for such fiscal year and a narrative description and explanation of any budget variances.

(b) Financial Statements and Information for Major Investors. The Company will keep books of account and prepare financial statements and will cause to be furnished to each Major Investor (all of the foregoing and following to be kept and prepared in accordance with accounting principles generally accepted in the United States applied on a consistent basis):

(i) As soon as practicable after the end of each of the first three quarters of the fiscal year, but in any event within 45 days after the end of each such quarter, the unaudited consolidated balance sheets of the Company, as of the end of such quarter, and its unaudited consolidated statements of income and losses, stockholders’ equity and cash flows for such quarter, setting forth in each case in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail (without the footnotes required under generally accepted accounting principles, and subject to year-end adjustment). Such quarterly report shall include a narrative, summary description of the Company’s operations for such quarter, indicating whether the Company is materially in compliance with this Agreement and other material agreements and discussing any material variances from the Company’s operating plan, accompanied by an updated forecast of financial performance for the next four quarters.

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(ii) As soon as practicable after the end of each month, but in any event within 30 days thereafter, the unaudited consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of such month and its unaudited statement of income and losses, stockholders’ equity and cash flows for such month (without the footnotes required under generally accepted accounting principles, and subject to year-end adjustment), indicating actual results versus the Company’s plan for such month, setting forth in each case in comparative form the figures for the corresponding period of the preceding fiscal year and a summary discussion of the Company’s principal functional areas (provided, that in alternate months the Company shall have the right to provide an interim letter regarding significant developments in lieu of such summary discussion).

(iii) As soon as practicable after the adoption thereof, but in any event within 45 days after the beginning of each fiscal year, an annual operating plan for each fiscal year, and, as soon as practicable after the adoption thereof, copies of any revisions to such annual operating plan.

(iv) As soon as available, a copy of each (1) financial statement, report, notice, or proxy statement sent by the Company to its stockholders; (2) regular, periodic, or special report, registration statement, or prospectus filed by the Company with any securities exchange, state securities regulator, or the Commission; (3) material order issued by any court, governmental authority, or arbitrator in any material proceeding to which the Company is a party or to which any of its assets is subject; (4) press release or other statement made available generally by the Company or its officers to the public generally concerning material developments in the business of the Company; and (5) item of correspondence, report, or other information sent by the Company to any holder of any indebtedness, including, without limitation, the Investors.

(v) Prompt notice of any default of the Company under any bond, note, indenture or other debt instrument representing indebtedness for borrowed money and of any acceleration of indebtedness which may result therefrom.

(vi) With reasonable promptness, such other information respecting the business, properties or the condition or operations, financial or other, of the Company or any subsidiary as any Holder may from time to time reasonably request.

(c) Inspection. The Company shall permit each Major Investor and each transferee (provided such transfer is effected in compliance with Section 1.2 hereof), its attorney or its other representative to visit and inspect the Company’s properties, to examine the Company’s books of account and other records, to make copies or extracts therefrom and to discuss the Company’s affairs, finances and accounts with its officers, management, employees and independent auditors all at such reasonable times and as often as such Major Investor or transferee may reasonably request; provided, however, that the Company shall not be obligated pursuant to this Section 4.1(c) to provide trade secrets or confidential information or to provide information to any person whom the Company reasonably believes is a competitor of the Company; provided, further, that such Major Investor shall bear any costs or expenses of such investigations or inquiries.

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(d) Observation Rights. Harbert Venture Partners, L.L.C. (“Harbert”) shall have the right to receive notice of all meetings of the Board of Directors and to appoint one representative to attend any such meeting as a nonvoting observer, in addition to the Harbert Director (as defined below) or any other member of the Company’s Board of Directors affiliated with Harbert.

(e) Payment of Taxes. The Company shall pay, and cause each subsidiary to pay, and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income, profits or business, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims that, if unpaid, might become a lien or charge upon any properties of the Company or any subsidiary, provided that neither the Company nor any subsidiary shall be required to pay any such tax, assessment, charge, levy or claim that is being contested in good faith and by appropriate proceedings if the Company or any subsidiary shall have set aside on its books sufficient reserves, if any, with respect thereto.

(f) Payment of Trade Debt. The Company shall pay, and cause each subsidiary to pay, when due, or in conformity with customary trade terms but not later than 90 days from the due date, all lease obligations, all trade debt, and all other indebtedness incident to the operations of the Company or its subsidiaries, except such as are being contested in good faith and by proper proceedings if the Company or subsidiary concerned shall have set aside on its books sufficient reserves, if any, with respect thereto.

(g) Maintenance of Insurance. The Company shall maintain, and cause each subsidiary to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is customarily carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company or such subsidiary operates. The Company shall obtain and maintain in full force and effect director and officer liability insurance in an amount and on terms and conditions acceptable to Harbert Venture Partners, L.L.C. and Intersouth Partners VI.

(h) Intellectual Property. The Company shall, and shall cause each subsidiary to, use its best efforts to secure, preserve and maintain all licenses and other rights to own, possess and use its Intellectual Property (as defined in the Purchase Agreement) to the extent necessary to the conduct of its business as now conducted and as currently proposed to be conducted, provided that nothing herein shall dictate which form of protection of Intellectual Property the Company implements.

(i) Compliance with Laws. The Company shall comply, and cause each subsidiary to comply, with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, noncompliance with which could materially adversely affect its Intellectual Property, business or condition (financial or otherwise).

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(j) Records and Books of Account. The Company shall keep, and cause each subsidiary to keep, adequate records and books of account in which complete entries will be made in accordance with accounting principles generally accepted in the United States consistently applied, reflecting all financial transactions of the Company, and in which, for each fiscal year, all proper reserves for depreciation, depletion, returns of merchandise, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

(k) Maintenance of Properties. The Company shall maintain and preserve, and cause each subsidiary to maintain and preserve, all of its properties and assets necessary for the proper conduct of its business as now conducted and as currently contemplated to be conducted, in good repair, working order and condition, ordinary wear and tear excepted.

(l) ERISA Compliance. The Company shall comply, and cause each subsidiary to comply, with all minimum funding requirements applicable to any pension, employee benefit plans, or employee contribution plans that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or to the Internal Revenue Code of 1986, as amended (the “Code”), and comply, and cause each subsidiary to comply, in all other material respects with the provisions of ERISA and the Code, and the rules and regulations thereunder, which are applicable to any such plan; provided further that neither the Company nor any subsidiary will permit any event or condition to exist that would permit any such plan to be terminated under circumstances that would cause any material lien provided for in section 4068 of ERISA to attach to the assets of the Company or any subsidiary.

(m) Compliance with Environmental Laws. The Company shall comply, and cause each subsidiary to comply, with the provisions of all federal, state and local environmental, health and safety laws, codes and ordinances and all rules and regulations promulgated thereunder, and the Company shall maintain, and cause each subsidiary to maintain, all federal, state and local permits, licenses, certificates and approvals known to the Company or any subsidiary to be required relating to (i) air emissions, (ii) discharges to surface water or ground water, (iii) noise emissions, (iv) solid or liquid waste disposal, (v) the use, generation, storage, transportation or disposal of toxic or hazardous substances or wastes (intended hereby and hereafter to include any and all such materials listed in any federal, state or local law, code or ordinance and all rules and regulations promulgated thereunder, as hazardous or potentially hazardous), or (vi) other environmental, health and safety matters.

(n) Financings. The Company shall promptly, fully and in detail, inform the Board of Directors of any substantive discussions, offers or contracts relating to possible financings of any nature for the Company, whether initiated by the Company or any other person, except for arrangements with trade creditors.

(o) Nature of Business. The Company shall continue to conduct its business without material change from the nature of the business contemplated in the written materials delivered to the Investors prior to the date hereof, except as approved by the Board of Directors of the Company, including approval by the member of the Board of Directors designated by the holders of a majority of Investor Stock in accordance with Section 5.1 hereto.

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(p) Nondisclosure, Invention and Noncompetition Agreements. The Company shall require each officer of the Company and each employee who contributes to the invention, design or authorship of the Company’s proprietary technology or products to enter into the Company’s standard Nondisclosure and Inventions Agreement, in form and substance reasonably satisfactory to the Investors, prior to the commencement of such officer’s or employee’s employment. The Company shall also require key employees designated by the Board of Directors of the Company to sign prior to commencement of employment noncompetition agreements in form and substance satisfactory to the Board of Directors of the Company.

(q) Use of Proceeds. The Company shall use the proceeds from the sale of the Series C Stock for working capital purposes.

5.2 Negative Covenants.

(a) Limit on Indebtedness. The Company and its subsidiaries shall not, directly or indirectly, create, incur, assume or be or remain liable with respect to, any indebtedness or obligation other than indebtedness (i) outstanding on the date hereof described on Schedule 5.2(a); or (ii) arising in the ordinary course of the Company’s business that are approved by the Company’s Board of Directors.

(b) Limitation on Guaranties; Investments; Advances or Loans. The Company and its subsidiaries shall not guarantee, create any subsidiaries or enter into any joint ventures, or purchase or otherwise acquire, or invest in the securities of, or make or suffer to exist any loan or advance to, or enter into any arrangement for the purpose of providing funds or credit to, or make any other investment in, any person or entity, other than as approved by the Company’s Board of Directors and other than travel advances in the ordinary course of business.

(c) Sale of Assets. The Company shall not effect any sale, lease, assignment, transfer, pledge, license, encumbrance or other conveyance of any material portion of the assets (including without limitation any technology or Intellectual Property) or operations or the revenue or income generating capacity of the Company (other than inventory in the ordinary course of business and other assets reasonably and in good faith determined by the Company to be obsolete or no longer necessary to the business of the Company), or to take any such action that has the effect of any of the foregoing, other than with the approval of (i) the Board of Directors and (ii) Intersouth Partners VI, L.P. and one of either Harbert or the Additional Purchaser (as defined in the Purchase Agreement) (the “Approval Threshold”) (which approval shall be in writing).

(d) Employee Compensation. The Company shall not (i) increase the compensation paid to its executive officers or directors, whether by means of salary, bonus, profit sharing, options, dividends or any other means whatsoever, or (ii) grant any salaries and/or

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bonuses for new or existing employees of the Company in excess of $100,000, unless approved by the Board of Directors of the Company upon recommendation of the compensation committee of the Company.

(e) Related Party Transactions. Without approval by a majority of the Directors who do not have an interest, the Company shall not enter into any transaction or transactions with any director, officer or stockholder of the Company, or any affiliate or relative of the foregoing, or advance any monies to any such persons or entities, except for travel advances in the ordinary course of business.

5.3 Press Release. The Company shall not issue any press release or other information to the public regarding the financing, management, or scientific discoveries of the Company without prior written consent of the Major Investors, which consent shall not be unreasonably withheld.

5.4 Board Consent Required. Notwithstanding anything to the contrary in this Agreement, the Company shall not take any of the following actions without the prior consent of the Board of Directors:

(a) incurrence of indebtedness in excess of $100,000;

(b) capital expenditures in excess of $100,000 not contemplated by the Company’s Board-approved operating budget;

(c) grant of any stock option or stock equivalent providing for vesting provisions that differ from the Company’s standard vesting schedule or acceleration of vesting upon a change of control of the Company, sale of all or substantially all assets of the Company, termination or similar event;

(d) increase in the number of shares reserved under the Company’s equity incentive plans;

(e) creation of any committee of the Board of Directors;

(f) acquisition of any business (whether by stock or asset purchase, merger, consolidation or otherwise);

(g) changing the Company’s independent accountants;

(h) approval of annual operating and capital budgets;

(i) entry into any material new line of business or material change to the Company’s existing line(s) of business;

(j) changing the location of the Company’s executive office;

(k) changes by the Company of its Chief Executive Officer or other senior executive officers;

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(l) pledge or grant of security interests in any assets of the Company;

(m) pursue or accept any external grant funding outside of the Board-approved annual operating plan; or

(n) establishment or investment in any subsidiary or joint venture.

5.5 Expiration of Covenants; Excluded Investors. The covenants set forth in this Section 5 shall expire and be of no further force or effect upon the effectiveness of a Qualified Public Offering (as defined in Section 2.16 hereof), Liquidation (as defined in the Restated Charter), winding up or deemed Liquidation. After such time, the Investors shall be entitled to receive such annual and quarterly reports as the Company shall distribute to its stockholders generally. Notwithstanding anything to the contrary herein, the terms and conditions of this Article 5 shall not apply to any Investor to the extent such Investor’s shares of Series C Preferred Stock were converted pursuant to Section 8 of Article IV of the Company’s Certificate of Incorporation as in effect as of the date hereof.

Section 6.

VOTING AGREEMENT

6.1 Election of Directors. The Board of Directors of the Company will consist of five persons. The Preferred Holders and Common Holders shall, whether by meeting, action by written consent of lieu of a meeting, or otherwise, act in all capacities and vote the shares of capital stock of the Company now or hereafter owned or controlled by them so as to cause and maintain the election to the Board of Directors of the Company of (a) two representatives of the holders of a majority of Common Stock held by the Common Holders, one of which shall be the chief executive officer of the Company (“CEO”), who shall initially be Tom Amick as the CEO, and the other shall be an individual not affiliated with the Company or any Investor, who shall initially be Russ Medford, (b) one designee of Harbert (the “Harbert Director”), who shall initially be William Brooke, (c) one designee of Intersouth Partners VI, L.P. (the “Intersouth Director”), who shall initially be Garheng Kong and (d) one designee nominated by a majority of the Common Holders and the Junior Holders, voting together as a single class, who shall initially be B. Jefferson Clark. Harbert, Intersouth Partners VI, the Junior Holders or the Common Holders may elect at any time to replace their designee on the Board of Directors, in which case all parties will vote to remove their then-current designee(s) and elect new designee(s) of that voting group. Upon request, the Harbert Director and Intersouth Director shall be appointed to any committee of the Board of Directors.

6.2 Binding Effect of Voting Agreement. The voting agreement set forth in this Section 6 shall be binding upon any transferee of shares of the Company’s stock held by the Preferred Holders and Common Holders. Each such transferee shall execute documents assuming the obligations of the transferor under this Section 6 prior to the completion of such transfer.

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6.3 Legends. Each certificate held by or issued to the Investors or the Common Holders, whether now outstanding or subsequently issued, shall be surrendered to the Company for endorsement or be endorsed by the Company prior to its issuance with substantially the following legend.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN INVESTOR RIGHTS AGREEMENT, AMONG THE ISSUER, THE HOLDER OF THESE SECURITIES, AND CERTAIN OTHER HOLDERS OF THE ISSUER’S SECURITIES. BY ACCEPTING ANY INTEREST IN SUCH SECURITIES, THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL OF THE PROVISIONS OF SUCH AGREEMENT. COPIES OF SUCH INVESTOR RIGHTS AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

6.4 Drag-Along Rights. In the event that holders of Series C Preferred Stock representing the Approval Threshold (the “Requisite Investors”) approve either (i) a future financing transaction (“Approved Financing”) or (ii) a sale of the Company or all or substantially all of the Company’s assets whether by means of a merger, consolidation or sale of stock or assets, or otherwise (an “Approved Sale”, and together with an Approved Financing, an “Approved Transaction”), then (i) in the case of an Approved Financing, each Series C Holder and Key Holder agrees to be present, in person or by proxy, at all meetings for the vote thereon, to vote all shares of capital stock held by such person for and raise no objections to such Approved Financing, (ii) in the event of an Approved Sale that is structured as a merger or consolidation of the Company, or a sale of all or substantially all of the Company’s assets, each Series C Holder and Key Holder agrees to be present, in person or by proxy, at all meetings for the vote thereon, to vote all shares of capital stock held by such person for and raise no objections to such Approved Sale, and waive and refrain from exercising any dissenters rights, appraisal rights or similar rights in connection with such merger, consolidation or asset sale, or (ii) in the case of an Approved Sale that is structured as a sale of the stock of the Company, each Series C Holder and Key Holder shall agree to sell their Preferred Stock and Common Stock, including any stock issued upon conversion of the Preferred Stock, on the terms and conditions approved by the Requisite Investors; provided in each case that such terms do not provide that such Series C Holders and Key Holders would receive as a result of such Approved Sale less than the amount that would be distributed to such holders in the event the proceeds of such Approved Sale of the Company were distributed in accordance with the liquidation preferences set forth in Company’s Restated Charter, as amended. The Series C Holders and Key Holders shall each take all necessary and desirable actions approved by the Requisite Investors in connection with the consummation of an Approved Transaction, including the execution of such agreements and such instruments and other actions reasonably necessary to (i) provide the representations, warranties, indemnities, covenants, conditions, non-compete agreements, escrow agreements and other provisions and agreements relating to such Approved Transaction and (ii) effectuate the allocation and distribution of the aggregate consideration upon the Approved Transaction.

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6.5 Irrevocable Proxy. To secure the Series C Holders’ and Key Holders’ obligations to vote their respective shares in accordance with this Agreement, each Series C Holder and Key Holder hereby appoints the Harbert Director of the Company, or his designees, as such Series C Holder’s and Key Holder’s true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such Series C Holder’s and Key Holder’s Preferred Stock and Common Stock as set forth in this Agreement and to execute all appropriate instruments consistent with this Agreement on behalf of such Series C Holder and Key Holder if, and only if, such Series C Holder and Key Holder fails to vote all of such Series C Holder’s or Key Holder’s Preferred Stock or Common Stock or execute such other instruments in accordance with the provisions of this Agreement within five (5) days of the Company’s or any other party’s written request for such Series C Holders’ or Key Holders’ written consent or signature. The proxy and power granted by each Series C Holder and Key Holder pursuant to this Section are coupled with an interest and are given to secure the performance of such party’s duties under this Agreement. Each such proxy and power will be irrevocable for the term hereof. The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party or any other individual holder of the Preferred Stock and Common Stock and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity holding any Preferred Stock or Common Stock.

6.6 Termination of Voting Agreement. The covenants set forth in this Section 6 shall terminate upon the earliest of (a) the closing of a Qualified Public Offering (as defined in Section 2.16 hereof), (b) such time as the Company shall be subject to the reporting requirements arising under the 1934 Act, or any successor statute and any applicable rules promulgated thereunder by the SEC or (c) the date 10 years from the date hereof.

Section 7.

MISCELLANEOUS

7.1 Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with the laws of the State of Delaware as applied to agreements between Delaware residents made and to be performed entirely within the State of Delaware.

7.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

7.3 Entire Agreement; Amendment and Restatement of Prior Investor Rights Agreement; Termination of Stock Sale Agreement. The Prior Investor Rights Agreement is hereby amended in its entirety and restated therein. Such amendment and restatement is effective upon the execution of this Agreement by the Requisite Approval. The Stock Sale Agreement is hereby terminated upon execution of this Agreement by the Requisite Stock Sale Approval and upon execution of this Agreement shall no longer be in force and effect. This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and supersedes all prior agreements and understandings between them or any of them as to such subject matter. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

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7.4 Severability. Any invalidity, illegality or limitation of the enforceability with respect to any Holder of any one or more of the provisions of this Agreement, or any part thereof, whether arising by reason of the law of any such person’s domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to any other Holder. In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

7.5 Amendment and Waiver. Except as otherwise expressly provided herein, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) with the written consent of (i) the Company, (ii) the Junior Holders, or their transferees, holding at least 66-2/3% of the shares of Junior Preferred and voting together as a single group (treated as if converted at the conversion rate then in effect and including, for such purposes, shares of Common Stock into which any shares of Junior Preferred shall have been converted that are held by a Junior Holder), (iii) the Series C Holders, or their transferees, representing the Approval Threshold; provided, however, that (a) no such amendment or waiver shall reduce the aforesaid percentage of Preferred Stock and Common Stock issued upon conversion thereof, the holders of which are required to consent to any waiver or supplemental agreement, without the consent of the holders of all of such Preferred Stock and Common Stock, (b) any amendment to Section 2.15 (or to Section 2.3 that would affect the rights under 2.15) or to Section 6 shall also require the consent of the holders of at least a majority of the Common Stock held by the Common Holders, and (c) any amendment to Section 4 shall also require the consent of a majority of the Key Holders. Any amendment or waiver effected in accordance with this Section 7.5 shall be binding upon each Common Holder, each Investor and each transferee of the Registrable Securities. Upon the effectuation of each such amendment or waiver, the Company shall promptly give written notice thereof to the Investors and Common Holders who have not previously consented thereto in writing. Notwithstanding anything to the contrary in this Section 7.5, the Company shall be entitled to include additional purchasers of its Series C Stock pursuant to the Purchase Agreement as parties to this Agreement, and to treat such purchasers as “Investors” and “Holders” hereunder, by amending Exhibit A attached hereto and providing such Exhibit A, as amended, to the other parties to this Agreement.

7.6 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to the Company, the Investors, or any transferees upon any breach, default or noncompliance of the Investors or any transferee or the Company under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the part of the Company or the Investors of any breach, default or noncompliance under this Agreement or any waiver on the Company’s or the

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Investors’ part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing and that all remedies, either under this Agreement, by law, or otherwise afforded to the Company and the Investors, shall be cumulative and not alternative.

7.7 Notices, etc. All notices and other communications required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid, or sent by confirmed telecopy or confirmed electronic mail, addressed:

(a) if to the Company, to:

Aldagen, Inc.

2810 Meridian Parkway, Suite 148

Durham, NC 27713

Attn: Edward L. Field

Telephone:    (919) 484-2571

Telecopier:    (919) 484-8792

With a copy to:

Hutchison Law Group PLLC

5410 Trinity Road

Suite 400

Raleigh, NC 27607

Attn: Fred D. Hutchison, Esq.

Telephone:    (919) 829-9600

Telecopier:    (919) 829-9696

or to such other address as the Company shall have furnished to the Preferred Holders in writing;

(b) if to the Investors, at the addresses of such Investors specified on Exhibit A hereto, or at such other addresses as the Investors shall have furnished to the Company in writing, with a copy to:

Cooley Godward Kronish, L.L.P.

One Freedom Square

11951 Freedom Drive

Reston, VA 20190

Attn: Christian Plaza, Esq.

Telephone:    (703) 456-8006

Telecopier:    (703) 456-8100

(c) if to a Holder other than the Investors, at such Holder’s address as shall have been furnished to the Company in writing; and

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(d) if to the Common Holders, at the addresses of such Common Holders specified on Exhibit C hereto, or at such other addresses as the Common Holders shall have furnished to the Company in writing.

7.8 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

7.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

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IN WITNESS WHEREOF, this Investor Rights Agreement has been duly executed and delivered by the parties as of the date first above written.

COMPANY:	ALDAGEN, INC.

	By:	/s/ Edward L. Field
	Name:	Edward L. Field
	Title:	President

INVESTORS:	HARBERT VENTURE PARTNERS, L.L.C.

	By:	Harbert Venture Partners MM, LLC
	Its:	Managing Member

	By:	HMC Virginia, Inc.
	Its:	Manager

	By:	/s/ William W. Brooke
	Name:	William W. Brooke
	Title:	Executive Vice President

INTERSOUTH PARTNERS VI, L.P.

	By:	INTERSOUTH ASSOCIATES VI, LLC
	Its	General Partner

	By:	/s/ Mitch Mumma
	Name:	Mitch Mumma
	Title:	Member Manager

INTERSOUTH PARTNERS V, L.P.

	By:	INTERSOUTH ASSOCIATES V, LLC
	Its	General Partner

	By:	/s/ Garheng Kong
	Name:	Garheng Kong
	Title:	Member, acting pursuant to Power of Attorney

INTERSOUTH AFFILIATES V, L.P.

	By:	INTERSOUTH ASSOCIATES V, LLC
	Its	General Partner

	By:	/s/ Garheng Kong
	Name:	Garheng Kong
	Title:	Member, acting pursuant to Power of Attorney

INTERSOUTH PARTNERS VII, L.P.

By:	INTERSOUTH ASSOCIATES VII, LLC
Its	General Partner

By:	/s/ Garheng Kong
Name:	Garheng Kong
Title:	Member, acting pursuant to Power of Attorney

THE AUGUST JACKSON COMPANY

By:	/s/ Frank Andrews
Name:	Frank Andrews
Title:	President and CEO

AURORA ENRICHMENT FUND, LLC

By:	Aurora Enrichment Management Co., LLC
Its	Managing Member

By:	/s/ B. Jefferson Clark
Name:	B. Jefferson Clark
Title:	Manager

HARBINGER/AURORA VENTURE FUND, L.L.C.

By:	Harbinger/Aurora Ventures, LLC
Its	Managing Member

By:	/s/ B. Jefferson Clark
Name:	B. Jefferson Clark
Title:	President

HARBINGER/AURORA QP VENTURE FUND, L.L.C.

By:	Harbinger/Aurora Ventures, LLC
Its	Managing Member

By:	/s/ B. Jefferson Clark
Name:	B. Jefferson Clark
Title:	President

/s/ W. Lowry Caudill
W. Lowry Caudill

/s/ Alfred G. Childers
Alfred G. Childers

/s/ Jonathon M. Lawrie
Jonathon M. Lawrie

PIEDMONT ANGEL NETWORK LLC

By:	/s/ W.B. Rodman Davis
Name:	W. B. Rodman Davis
Title:	Managing Member

TALL OAKS STEMCO PARTNERS, LP

By:	/s/ Kathryne F. Carr
Name:	Kathryne F. Carr
Title:	Managing Director, TOCP, LLC as General Partner

THE TRELYS FUNDS, L.P.

By:	/s/ Adrian N. Wilson
Name:	Adrian N. Wilson
Title:	Managing General Partner

VILLAGE VENTURES PARTNERS FUND, L.P.

By:	Village Ventures Capital Partners I, LLC, its general partner
By:	Village Ventures, Inc., its manager

By:	/s/ Steven H. Massicotte
Name:	Steven H. Massicotte
Title:	Chief Operating Officer

VILLAGE VENTURES PARTNERS FUND A, L.P.

By:	Village Ventures Capital Partners I, LLC, its general partner
By:	Village Ventures, Inc., its manager

By:	/s/ Steven H. Massicotte
Name:	Steven H. Massicotte
Title:	Chief Operating Officer

CNF INVESTMENTS II, LLC

By:	/s/ Robert J. Flanagan
Name:	Robert J. Flanagan
Title:	Manager

NEW MARKETS GROWTH FUND

By:	/s/ Mark Grovic
Name:	Mark Grovic
Title:	Managing Director

TULLIS-DICKERSON CAPITAL FOCUS III, L.P.

By:	Tullis-Dickerson Partners III, L.L.C.
Its	General Partner

By:	/s/ Lyle A. Hohnke
Name:	Lyle A. Hohnke
Title:	Partner

COMMON HOLDERS:	/s/ Clay Smith	(SEAL)
Clay Smith, M.D.

	/s/ Nelson Chao	(SEAL)
Nelson Chao, M.D.

	/s/ Michael Colvin	(SEAL)
Michael Colvin, M.D.

	/s/ Jonathon M. Lawrie	(SEAL)
Jonathon M. Lawrie

	/s/ Andrew Balber	(SEAL)
Andrew Balber

EXHIBIT A

SCHEDULE OF INVESTORS

Harbert Venture Partners, L.L.C.

Intersouth Partners VI, L.P.

Intersouth Affiliates V, L.P.

Intersouth Partners V, L.P.

Intersouth Partners VII, L.P.

The August Jackson Company

Harbinger/Aurora Venture Fund, L.L.C.

Harbinger/Aurora QP Venture Fund, L.L.C.

W. Lowry Caudill

Alfred G. Childers

Jonathon M. Lawrie

Tall Oaks StemCo Partners, LP

The Trelys Funds, L.P.

Village Ventures Partners Fund, L.P.

Village Ventures Partners Fund A, L.P.

CNF Investments II, LLC

Tullis-Dickerson Capital Focus III, L.P.

New Markets Growth Fund

EXHIBIT B

SCHEDULE OF SERIES A HOLDERS AND SERIES B HOLDERS

Intersouth Partners, V, L.P.

Intersouth Affiliates V, L.P.

Harbinger/Aurora Venture Fund, LLC

Harbinger/Aurora QP Venture Fund, LLC

Aurora Enrichment Fund, LLC

The Trelys Funds, L.P.

W. Lowry Caudill

Piedmont Angel Network

Alfred G. Childers

Tall Oaks StemCo Partners, LP

Village Ventures Partners Fund, L.P.

Village Ventures Partners Fund A, L.P.

EXHIBIT C

SCHEDULE OF COMMON HOLDERS

Clay Smith

Nelson Chao

Michael Colvin

Jonathon Lawrie

Andrew Balber

H&M Holdings LLC

BD Ventures, LLC

FIRST AMENDMENT TO SERIES C PREFERRED STOCK PURCHASE

AGREEMENT AND AGREEMENT TO PURCHASE SHARES AND JOIN AS A PARTY

AND

FIRST AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS

AGREEMENT

This First Amendment to Series C Preferred Stock Purchase Agreement and Agreement to Purchase Shares and Join as a Party and First Amendment to Amended and Restated Investor Rights Agreement (this “Agreement”) dated as of September 12, 2007 by and among Aldagen, Inc., a Delaware corporation (the “Company”), each of those persons and entities that previously purchased shares of the Series C Preferred Stock of the Company (the “Series C Preferred”) pursuant to the Purchase Agreement (defined below) and whose names are set forth on EXHIBIT A hereto as “Purchasers” (each, a “Purchaser” and collectively, the “Purchasers”), and each of those entities that propose to purchase shares of the Series C Preferred pursuant hereto and whose names are set forth on EXHIBIT A hereto as “Additional Purchasers” (each, an “Additional Purchaser” and together, the “Additional Purchasers”).

WITNESSETH:

WHEREAS, the Company, the Purchasers and other investors have entered into a Series C Preferred Stock Purchase Agreement dated December 15, 2006 (the “Purchase Agreement”), and the Company and certain holders of capital stock of the Company have entered into an Amended and Restated Investor Rights Agreement dated December 15, 2006 (the “Rights Agreement”, and together with the Purchase Agreement, the “Agreements”);

WHEREAS, the Additional Purchasers and the Purchasers propose to purchase shares of the Series C Preferred and Series C-l Preferred Stock (as defined below) pursuant to the terms and conditions of the Purchase Agreement, as amended hereby;

WHEREAS, Section 2.3 of the Purchase Agreement provides that the purchase of the Series C Preferred may be made by additional purchasers pursuant to one or more closings occurring on or before September 11, 2007, and Section 7.5 of the Rights Agreement provides that an additional purchaser of the Series C Preferred shall become a party to the Rights Agreement;

WHEREAS, the Company desires to issue, and the Purchasers and the Additional Purchasers each desire to purchase, subject to the terms and conditions of the Purchase Agreement (as amended hereby), approximately $7.0 million of Series C Preferred as set forth under “Shares Purchased at Additional Closing” on EXHIBIT A to the Purchase Agreement (as amended hereby);

WHEREAS, the Additional Purchasers have agreed to be bound by the terms of the Agreements and to become parties to the Agreements, as amended as set forth herein;

WHEREAS, the Company, the Purchasers and the Additional Purchasers each desire to amend the Purchase Agreement by amending Section 2.3 in certain respects and by amending Section 2.4 of the Purchase Agreement in certain respects and by deleting all references therein to the Second Closing and, in lieu of the Second Closing, each hereby agrees to enter into a proposed private placement of up to $6,058,654.41 of shares of the Series C-l Preferred Stock of the Company (the “Series C-1 Preferred Stock”) upon the terms set forth herein (the “Series C-1 Financing”); and

WHEREAS, the Company, the Purchasers and the Additional Purchasers each desire to amend certain provisions of the Rights Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises, the covenants of the parties set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Capitalized Terms. Terms that are used herein with initial capital letters and that are not otherwise defined shall have the meanings given to them in the Purchase Agreement.

2. The Purchase Agreement.

2.1 Section 2.3 of the Purchase Agreement shall be deleted in its entirety and the following substituted in lieu thereof:

“2.3 Subsequent Sales of Shares. Harbert Venture Partners, L.L.C. (“Harbert”) agrees to assist the Company in identifying one or more potential additional purchasers mutually acceptable to the Company and Harbert (the “Additional Purchasers”). At any time on or before the 90th day following the First Closing or at such later time as Harbert and Intersouth Partners VI, L.P. (“Intersouth VI”) unanimously agree, but in no event later than 300 days from the First Closing, the Company may sell up to $5,000,000 of the Shares at the purchase price set forth in Section 1.2 above to the Additional Purchasers and up to $2,000,000 of the Shares at the purchase price set forth in Section 1.2 above to Harbert and to Intersouth VI, Intersouth Partners V, L.P. and Intersouth Affiliates V, L.P. (collectively, “Intersouth”). Such sale made at an additional closing (the “Additional Closing”) shall be made on the terms and conditions set forth in this Agreement, and (i) the representations and warranties of the Company set forth in Section 3 hereof shall speak as of the Additional Closing and the Company shall update the Schedule of Exceptions as of the Additional Closing, and (ii) the representations and warranties of the Additional Purchasers, Harbert and Intersouth in Section 4 hereof shall speak as of the Additional Closing. The Schedule of Purchasers may be amended by the Company without the consent of the Purchasers to include the Additional Purchasers and the shares being purchased by the Additional Purchasers in this Additional Closing upon the execution by the Additional Purchasers of counterpart signature pages hereto. Any shares of Series C Preferred Stock sold pursuant to this Section 2.3 shall be deemed to be “Shares” for all purposes under this Agreement and the Additional Purchasers thereof shall be deemed to be “Purchasers” for all purposes under this Agreement.”

2.2 Section 2.4 of the Purchase Agreement shall be deleted in its entirety and the following substituted in lieu thereof:

“2.4 Series C-1 Closing. In the event the Company’s Board of Directors (the “Board”) in good faith determines that the Company has achieved the Milestones (as defined below), the Company shall deliver a notice to each of the Purchasers and Additional Purchasers with shares listed opposite their names on EXHIBIT A under the heading “Shares Purchased at Series C-l Closing” (collectively “C-1 Purchasers”) advising the C-l Purchasers of the Board’s determination. Within 10 days after the Board delivers such notice to such C-l Purchasers, Intersouth VI and at least two of either Harbert, Tullis-Dickerson Capital Focus III, L.P. (“T-D”) or CNF Investments II, LLC (“CNF”) shall decide whether they concur with the Board’s determination that the Milestones have been achieved. In the event Intersouth VI and at least two of either Harbert, T-D or CNF agree in writing (each in their sole discretion) that the Milestones have been achieved (“Milestone Approval”), the Company shall sell Series C-l Preferred Stock to the C-l Purchasers in the amounts set forth in the Schedule of Purchasers attached hereto as EXHIBIT A under the heading “Shares Purchased at Series C-l Closing” at a purchase price of $1.0411 per share and subject to adjustment as set forth in the Restated Certificate (as defined below). The Series C-l Preferred Stock shall have the rights and preferences set forth in the Fifth Amended and Restated Certificate of Incorporation of the Company attached hereto as EXHIBIT C (“Restated Certificate”). Within 30 days of notice to the C-l Purchasers by the Company of such Milestone Approval and satisfaction of the conditions set forth in Section 5.3 below (such date, the “Series C-1 Closing Date”), all C-l Purchasers shall participate in the Series C-l Preferred Stock closing (“Series C-1 Closing”) to the full extent of their obligation to purchase shares in the Series C-1 Closing in the amount set forth adjacent to their names under the heading “Shares Purchased at Series C-l Closing” on EXHIBIT A (“Pro Rata Amount”). Any shares of Series C-l Preferred Stock sold pursuant to this Section 2.4 shall be deemed to be “Shares” for all purposes of this Agreement with respect to the Series C-l Closing and any C-l Purchasers shall be deemed “Purchasers” for all purposes of this Agreement with respect to the Series C-l Closing. For purposes of this Agreement, “Milestones: shall mean, collectively, (i) the initiation by the Company of a Pivotal Trial (as defined below) in cord blood transplant; or (ii) the successful completion of a Phase I clinical trial in cardiovascular or peripheral vascular disease. “Pivotal Trial” means a clinical trial that is of appropriate size and design to establish that a product is safe and effective for its intended use, to define warnings, precautions and adverse reactions that are associated with the product, and to support marketing approval for such product by the United States Food and Drug Administration. Notwithstanding anything to the contrary in this Agreement, at any time on or before December 3, 2008, each C-l Purchaser shall have the right, but not the obligation, to purchase their Pro Rata Amount even if the Milestones have not been achieved.

If the conditions set forth in Section 5.2 below have been satisfied and any C-l Purchaser does not acquire shares of Series C-l Preferred Stock at the Series C-l

Closing in an amount equal to or greater than its allotted amount as shown under the heading “Shares Purchased at Series C-1 Closing” on EXHIBIT A hereto (a “Nonparticipating Holder”), then all of the shares of Preferred Stock held by such Nonparticipating Holder shall automatically and without further action on the part of such holder be converted (the “Special Mandatory Conversion”) into shares of Common Stock as specified in Section B.8 of Article IV of the Restated Charter.”

2.3 The Company has made available to each Additional Purchaser (a) its audited balance sheet as at December 31, 2006 and audited statement of income and cash flows for the twelve months ending December 31, 2006, and (b) its balance sheet as of June 30, 2007 and consolidated statement of income and cash flows for the six-month period ending on June 30, 2007. For purposes of the Additional Closing, the term “Statement Date” shall mean June 30, 2007, and “Financial Statements” shall mean the audited and unaudited balance sheets, statements of income and cash flows described in this paragraph.

2.4 Section 5.2 of the Purchase Agreement shall be deleted in its entirety and the following substituted in lieu thereof:

“5.2 Conditions to Additional Purchasers’ Obligations at the Additional Closing. Additional Purchasers’ obligations to purchase Shares at the Additional Closing are subject to the satisfaction, at or prior to the Additional Closing Date, of the following conditions:

(a) Representation and Warranties True; Performance of Obligations. The representations and warranties made by the Company in Section 3 hereof shall be true and correct as of the Additional Closing Date with the same force and effect as if they had been made as of the Additional Closing Date and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Additional Closing.

(b) Legal Investment. On the Additional Closing Date, the sale and issuance of the Shares and the proposed issuance of the Conversion Shares shall be legally permitted by all laws and regulations to which the Additional Purchasers and the Company are subject.

(c) Consents, Permits, and Waivers. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement and the Related Agreements (including any filing required to comply with the Hart Scott Rodino Antitrust Improvements Act of 1976) except for such as may be properly obtained subsequent to the Additional Closing.

(d) Filing of Restated Charter. The Restated Certificate shall have been filed with the Secretary of State of the State of Delaware and shall continue to be in full force and effect as of the Additional Closing Date.

(e) Corporate Documents. The Company shall have delivered to the Additional Purchasers or their counsel copies of all corporate documents of the Company as the Additional Purchasers shall reasonably request.

(f) Reservation of Conversion Shares. The Conversion Shares issuable upon conversion of the Series C Preferred Stock shall have been duly authorized and reserved for issuance upon such conversion.

(g) Compliance Certificate. The Company shall have delivered to Additional Purchasers a Compliance Certificate, executed by the President of the Company, dated the Additional Closing Date, to the effect that the conditions specified in subsections (a), (c), (d), (e) and (f) of this Section 5.2 have been satisfied.

(h) Assistant Secretary’s Certificate. Additional Purchasers shall have received from the Company’s Secretary, a certificate having attached thereto (i) the Company’s Restated Certificate as in effect at the time of the Additional Closing, (ii) the Company’s Bylaws as in effect at the time of the Additional Closing, (iii) resolutions approved by the Board of Directors authorizing the transactions contemplated hereby, (iv) resolutions approved by the Company’s stockholders authorizing the filing of the Restated Certificate and, as necessary, the transactions contemplated hereby, and (v) good standing certificates (including tax good standing if available) with respect to the Company from the applicable tax authority(ies) in Delaware, North Carolina and any other jurisdiction in which the Company is qualified to do business, dated a recent date before the Additional Closing.

(i) Legal Opinion. The Additional Purchasers shall have received from legal counsel to the Company an opinion addressed to them, dated as of the Additional Closing Date, in substantially the form attached hereto as EXHIBIT I.

(j) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Additional Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Additional Purchasers and their special counsel, and the Additional Purchasers and their special counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

(k) Management Rights. A Management Rights letter substantially in the form attached hereto as Exhibit J shall have been executed by the Company and delivered to each Additional Purchaser to whom it is addressed.

(l) Fees of Additional Purchaser’s Counsel and Consultants. The Company shall have paid the fees, expenses and disbursements of legal counsel incurred with respect to the purchase of the Shares as set forth in Section 6.9.”

2.5 A new Section 5.3 of the Purchase Agreement shall be added as follows, and Section 5.3 renumbered Section 5.4:

“5.3 Conditions to C-1 Purchasers’ Obligations at the Series C-1 Closing. C-1 Purchasers’ obligations to purchase Shares at the Series C-1 Closing are subject to the satisfaction, at or prior to the Series C-1 Closing Date, of the following conditions:

(a) Representation and Warranties True; Performance of Obligations. The representations and warranties made by the Company in Section 3 hereof shall be true and correct as of the Series C-1 Closing Date with the same force and effect as if they had been made as of the Series C-1 Closing Date and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Series C-1 Closing.

(b) Legal Investment. On the Series C-1 Closing Date, the sale and issuance of the Series C-1 Preferred Stock and the proposed issuance of the Common Stock into which the Series C-1 Preferred Stock is convertible (the “Series C-1 Conversion Shares”) shall be legally permitted by all laws and regulations to which the C-1 Purchasers and the Company are subject.

(c) Consents, Permits, and Waivers. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement and the Related Agreements (including any filing required to comply with the Hart Scott Rodino Antitrust Improvements Act of 1976) except for such as may be properly obtained subsequent to the Series C-1 Closing.

(d) Corporate Documents. The Company shall have delivered to the C-1 Purchasers or their counsel copies of all corporate documents of the Company as the C-1 Purchasers shall reasonably request.

(e) Reservation of Conversion Shares. The Series C-1 Conversion Shares issuable upon conversion of the Series C-1 Preferred Stock shall have been duly authorized and reserved for issuance upon such conversion.

(f) Legal Opinion. The C-1 Purchasers shall have received from legal counsel to the Company an opinion addressed to them, dated as of the Series C-1 Closing Date, in substantially the form attached hereto as EXHIBIT I.

(g) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Series C-1 Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the C-1 Purchasers and their special counsel, and the C-1 Purchasers and their special counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

(h) Fees of Purchaser’s Counsel and Consultants. The Company shall have paid, in accordance with Section 6.9, the fees, expenses and disbursements of counsel and consultants to the C-1 Purchasers.

(i) Achievement of Milestones. The Company shall have achieved the Milestones as determined in accordance with Section 2.4.”

2.6 Section 6.6 of the Purchase Agreement shall be deleted in its entirety and the following substituted in lieu thereof:

“6.6 Amendment and Waiver. Except as otherwise expressly provided for in Section 2.3, this Agreement may be amended or modified, and the obligations of the Company and the rights of the holders of the Shares and the Conversion Shares under the Agreement may be waived, only upon the written consent of the (i) Company, (ii) Intersouth Partners VI, L.P. and (iii) at least two of Harbert, T-D and CNF.”

2.7 Section 6.9 of the Purchase Agreement shall be deleted in its entirety and the following substituted in lieu thereof:

“6.9 Expenses. Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of the Agreement; provided, however, that the Company shall, at each of the Additional Closings and the Series C-1 Closing, reimburse the reasonable fees of and expenses of legal counsel to T-D in an amount not to exceed $55,000 in the aggregate for all such Closings and the reasonable fees of and expenses of legal counsel of Harbert not to exceed $65,000 in the aggregate for all Closings.”

2.8 Sale of Shares to Additional Purchasers. The Additional Purchasers and the Purchasers each hereby agree to purchase the number of shares of the Series C Preferred set forth opposite its name on EXHIBIT A attached hereto and shall transmit to the Company, in accordance with the relevant provisions of the Purchase Agreement, the amount set forth opposite its name on such EXHIBIT A in payment for the shares of the Series C Preferred being purchased by such Additional Purchasers and such Purchasers on the date hereof.

3.	The Rights Agreement

3.1 Section 3.5 of the Rights Agreement shall be deleted in its entirety and the following substituted in lieu thereof:

“3.5 Expiration of Right. The right of first offer granted under this Section 3 shall not apply to, and shall expire upon, the effectiveness of a registration statement for a Qualified Public Offering or a Liquidating Event, as defined in the Company’s Fifth Amended and Restated Certificate of Incorporation effective as of the date hereof.”

3.2 Section 4.1(b) of the Rights Agreement shall be deleted in its entirety and the following substituted in lieu thereof:

“(b) “Key Holder Stock” shall mean shares of the Company’s Common Stock or Junior Stock now owned or subsequently acquired by the Key Holders by gift, purchase, dividend, option exercise or any other means whether or not such securities are only registered in a Key Holder’s name or beneficially or legally owned by such Key Holder, including any interest of a spouse in any of the Key Holder Stock, whether that interest is asserted pursuant to marital property laws or otherwise. The number of shares of Key Holder Stock owned by the Key Holders as of the date hereof are set forth on Exhibit A and Exhibit B, which Exhibits may be amended from time to time by the Company to reflect changes in the number of shares owned by the Key Holders, but the failure to so amend shall have no effect on such Key Holder Stock being subject to this Agreement.”

3.3 Section 4.7 of the Rights Agreement shall be deleted in its entirety and the following substituted in lieu thereof:

“4.7 Expiration of Right; Excluded Investors. The right of first refusal and right of co-sale granted under this Section 4 shall not apply to, and shall expire upon, the effectiveness of a registration statement for a Qualified Public Offering or Liquidation Event, as defined in the Company’s Fifth Amended and Restated Certificate of Incorporation effective as of the date hereof. Notwithstanding anything to the contrary herein, the terms and conditions of this Article 4 shall not apply to any Investor to the extent such Investor’s shares of Series C Preferred Stock were converted pursuant to Section 8 of Article IV of the Company’s Fifth Amended and Restated Certificate of Incorporation.”

3.4 Section 5.1(d) of the Rights Agreement shall be deleted in its entirety and the following substituted in lieu thereof:

“(d) Observation Rights. Harbert Venture Partners, L.L.C. (“Harbert”) and CNF Investments II, LLC (“CNF”) shall have the right to receive notice of all meetings of the Board of Directors and to appoint one representative to attend any such meeting as a nonvoting observer, in addition to the Harbert Director (as defined below) and in addition to any other member of the Company’s Board of Directors affiliated with Harbert or CNF. Tullis-Dickerson Capital Focus III, L.P. (“T-D”) shall have the right to receive notice of all meetings of the Board of Directors and to appoint two representatives to attend any such meeting as nonvoting observers, in addition to any other member of the Company’s Board of Directors affiliated with T-D.”

3.5 Section 5.1(o) of the Rights Agreement shall be deleted in its entirety and the following substituted in lieu thereof:

“(o) Nature of Business. The Company shall continue to conduct its business without material change from the nature of the business contemplated in the written materials delivered to the Investors prior to the date hereof, except as approved by the Board of Directors of the Company, including approval by the Harbert Director and the Intersouth Director (as defined in Section 6.1 below).”

3.6 A new Section 5.1(r) of the Rights Agreement shall be added as follows:

“(r) Expenses of Directors. The Company shall promptly reimburse in full, each director of the Company and one observer of each of T-D and CNF appointed pursuant to Section 5.1(d) hereof who is not an employee of the Company for all of his reasonable out-of-pocket expenses incurred in attending each meeting of the Board of Directors of the Company or any committee thereof.”

3.7 Section 5.2(c) of the Rights Agreement shall be deleted in its entirety and the following substituted in lieu thereof:

“(c) Sale of Assets. The Company shall not effect any sale, lease, assignment, transfer, pledge, license, encumbrance or other conveyance of any material portion of the assets (including without limitation any technology or Intellectual Property) or operations or the revenue or income generating capacity of the Company (other than inventory in the ordinary course of business and other assets reasonably and in good faith determined by the Company to be obsolete or no longer necessary to the business of the Company), or to take any such action that has the effect of any of the foregoing, other than with the approval of (i) the Board of Directors and (ii) Intersouth Partners VI, L.P. and two or more of Harbert, T-D or CNF (the “Approval Threshold”) (which approval shall be in writing).”

3.8 Upon consummation of the Series C-1 Closing, the term “Series C Holder” and “Preferred Holders” under the Rights Agreement shall be deemed to include all holders of C-1 Preferred Stock and the terms “Series C Stock,” “Series C Preferred Stock” and “Preferred Stock” shall be deemed to include the Series C-1 Preferred Stock for all purposes under the Rights Agreement.

4.	Company Consent to Joinder and Purchase. The Company hereby consents to the joining of the Additional Purchasers as parties to the Agreements, and the purchase of the Shares by the Purchasers and the Additional Purchasers as contemplated herein. Such Shares shall be entitled to all of the rights and subject to all of the terms and conditions set forth in the Agreements, and the purchase of such Shares by the Additional Purchasers shall be governed by all of the terms of the Agreements.

5.	Amendments to Schedules and Exhibits. EXHIBIT A to the Rights Agreement shall be amended to add the Additional Purchasers to such EXHIBIT A. Exhibit A (“Schedule of Purchasers”) to the Purchase Agreement shall be amended and supplemented to include the Additional Purchasers and the Shares being purchased by the Additional Purchasers and the Purchasers in this Additional Closing and the Series C-1 Preferred Stock being purchased in the Series C-1 Closing as set forth on Schedule 1 attached hereto.

6.	Second Closing. All references to the “Second Closing” shall be deleted from the Purchase Agreement.

7.	Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware.

8.	Counterparts. This Agreement may be executed in one or more counterparts.

9.	Effect of Amendment. Except as amended hereby, the Agreements shall remain in full force and effect as originally executed or subsequently amended, as the case may be.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

THE COMPANY:

ALDAGEN, INC.

By:	/s/ W. Thomas Amick
Name:	W. Thomas Amick
Title:	Chairman, CEO

CNF INVESTMENTS, LLC

By:	/s/ Robert J. Flanagan
Name:	Robert J. Flanagan
Title:	Manager

TULLIS-DICKERSON CAPITAL FOCUS III, L.P.

By:	Tullis-Dickerson Partners III, L.L.C.
Its General Partner

	By:	/s/ Lyle A. Hohnke
	Name:	Lyle A. Hohnke
	Title:	Partner

HARBERT VENTURE PARTNERS MM, LX.C.

By:	HMC- Virginia, Inc.

	By:	/s/ William W. Brooke
	Name:	William W. Brooke
	Title:	Vice President

INTERSOUTH PARTNERS VI, L.P.

By:	INTERSOUTH ASSOCIATES VI, LLC
Its General Partner

	By:	/s/ Garheng Kong
	Name:	Garheng Kong
	Title:	Member, acting pursuant to Power of Attorney

INTERSOUTH PARTNERS V, L.P.

By:	INTERSOUTH ASSOCIATES V, LLC
Its General Partner

	By:	/s/ Garheng Kong
	Name:	Garheng Kong
	Title:	Member, acting pursuant to Power of Attorney

INTERSOUTH AFFILIATES V, L.P.

By:	INTERSOUTH ASSOCIATES V, LLC
Its General Partner

	By:	/S/ Garheng Kong
	Name:	Garheng Kong
	Title:	Member, acting pursuant to Power of Attorney

AURORA ENRICHMENT FUND, LLC

By Aurora Enrichment Mangement, LLC Its Managing Member

By:	/s/ B. Jefferson Clark
Name:	B. Jefferson Clark
Title:	Manager

HARBINGER/AURORA VENTURE FUND, LLC

By HARBINGER/AURORA VENTURES, LLC
Its Managing Member

By:	/s/ B. Jefferson Clark
B. Jefferson Clark
President

HARBINGER/AURORA QP VENTURE FUND, LLC

By HARBINGER/AURORA VENTURES, LLC
Its Managing Member

By:	/s/ B. Jefferson Clark
B. Jefferson Clark
President

THE AUGUST JACKSON COMPANY

By:	/s/ Frank Andrews
Name:	Frank Andrews
Title:	President & CEO

/s/ Nelson Chao
Nelson Chao

MAGELLAN’S COMPASS 1 LIMITED PARTNERSHIP

By:	/s/ W. Lowry Caudill
Name:	W. Lowry Caudill
Title:	President

THE TRELYS FUND, L.P.

By:	/s/ Adrian N. Wilson
Name:	Adrian N. Wilson
Title:	Managing GP

VILLAGE VENTURES PARTNERS FUND, L.P.

By:	Village Ventures Capital Partners I, LLC its general partner
By:	Village Ventures, Inc., its managers

By:	/s/ Steven H. Massicotte
Name:	Steven H. Massicotte
Title:	Chief Operating Officer

VILLAGE VENTURES PARTNERS FUND A, L.P.

By:	Village Ventures Capital Partners I, LLC its general partner
By:	Village Ventures, Inc. its manager

By:	/s/ Steven H. Massicotte
Name:	Steven H. Massicotte
Title:	Chief Operating Officer

/s/ Andrew Balber
Andrew Balber

/s/ Jonathan M. Lawrie
Jonathan M. Lawrie

NEW MARKETS GROWTH FUND

By:	/s/ Mark Grovic
Name:	Mark Grovic
Title:	Managing Director

SECOND AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS

AGREEMENT

This Second Amendment to Amended and Restated Investor Rights Agreement (this “Amendment”) is entered into this 31st day of December, 2007 by and among Aldagen, Inc., a Delaware corporation (the “Company”), and certain holders of the capital stock of the Company (the “Investors”).

WHEREAS, the Company and the Investors have previously entered into an Amended and Restated Investor Rights Agreement, dated as of December 15, 2006, as amended by the First Amendment to Series C Preferred Stock Purchase Agreement and Agreement to Purchase Shares and Join as a Party and First Amendment to Amended and Restated Investor Rights Agreement, dated as of September 12, 2007 (the “Rights Agreement”); and

WHEREAS, pursuant to Section 7.5 of the Rights Agreement, the Company and the Investors desire to amend the Rights Agreement in the manner and to the extent set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements set forth herein, the Company and the Investors hereby agree as follows:

1. Section 6.1 of the Rights Agreement shall be amended by deleting such Section 6.1 in its entirety and substituting the following in lieu thereof:

6.1 Election of Directors. The Board of Directors of the Company will consist of seven (7) persons. The Preferred Holders and Common Holders shall, whether by meeting, action by written consent of lieu of a meeting, or otherwise, act in all capacities and vote the shares of capital stock of the Company now or hereafter owned or controlled by them so as to cause and maintain the election to the Board of Directors of the Company of (a) two representatives of the holders of a majority of Common Stock held by the Common Holders, one of which shall be the chief executive officer of the Company (“CEO”), who shall initially be Tom Amick as the CEO, and the other shall be an individual not affiliated with the Company or any of the Investors, who shall initially be Martin Murphy, (b) one designee of Harbert (the “Harbert Director”), who shall initially be William Brooke, (c) one designee of Intersouth Partners VI, L.P. (the “Intersouth Director”), who shall initially be Garheng Kong, (d) one designee nominated by a majority of the Common Holders and the Junior Holders, voting together as a single class, who shall initially be B. Jefferson Clark, and (e) two designees, not affiliated with the Company or any of the Investors, nominated by the Board of Directors of the Company. Harbert, Intersouth Partners VI, the Junior Holders, the Common Holders or the Board of Directors may elect at any time to replace their designee on the Board of Directors, in which case all parties will vote to remove their then-current designee(s) and elect new designee(s) of that voting group. Upon request, the Harbert Director and Intersouth Director shall be appointed to any committee of the Board of Directors.

2. The provisions of the Rights Agreement are hereby amended and modified by the provisions of this Second Amendment. If any of the provisions of the Rights Agreement are materially different from or inconsistent with the provisions of this Second Amendment, the provisions of this Second Amendment shall control, and the provisions of the Rights Agreement shall, to the extent of such difference or inconsistency, be deemed to be amended and modified.

3. This Second Amendment and the Rights Agreement, as amended and modified by the provisions of this Second Amendment, shall constitute and shall be construed as a single agreement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

COMPANY:

ALDAGEN, INC.

By:	/s/ Edward L. Field
Edward L. Field
President

CNF INVESTMENTS II, LLC

By:	/s/ Joseph Del Guercio
Name:	Joseph Del Guercio
Title:	Managing Director

TULLIS-DICKERSON CAPITAL FOCUS III, L.P.

By:	Tullis-Dickerson Partners III, L.L.C. Its General Partner

By:	/s/ Lyle A. Hohnke
Name:	Lyle A. Hohnke
Title:	Partner

INTERSOUTH PARTNERS VI, L.P.

By:	INTERSOUTH ASSOCIATES VI, LLC
Its General Partner

By:	/s/ Garheng Kong
Name:	Garheng Kong
Title:	Member, acting pursuant to Power of Attorney

INTERSOUTH PARTNERS V, L.P.

By:	INTERSOUTH ASSOCIATES V, LLC
Its General Partner

By:	/s/ Garheng Kong
Name:	Garheng Kong
Title:	Member, acting pursuant to Power of Attorney

INTERSOUTH AFFILIATES V, L.P.

By:	INTERSOUTH AFFILIATES V, LLC
Its General Partner

By:	/s/ Garheng Kong
Name:	Garheng Kong
Title:	Member, acting pursuant to Power of Attorney

AURORA ENRICHMENT FUND, L.L.C.

By: AURORA ENRICHMENT MANAGEMENT CO., L.L.C.
Its Managing Member

By:	/s/ B. Jefferson Clark
B. Jefferson Clark
Manager

HARBINGER/AURORA VENTURE FUND, L.L.C.

By: HARBINGER/AURORA VENTURES, L.L.C.
Its Managing Member

By:	/s/ B. Jefferson Clark
B. Jefferson Clark
President

HARBINGER/AURORA QP VENTURE FUND, L.L.C.

By: HARBINGER/AURORA VENTURES, L.L.C.
Its Managing Member

By:	/s/ B. Jefferson Clark
B. Jefferson Clark
President

THE TRELYS FUNDS, L.P.

By:	/s/ Adrian N. Wilson
Name:	Adrian N. Wilson
Title:	Managing GP

TALL OAKS STEMCO PARTNERS, LP

By:	/s/ Kathryne Carr
Name:	Kathryne Carr
Title:	Managing Director

/s/ Andrew Balber
Andrew Balber

/s/ Nelson Chao
Nelson Chao

/s/ Jonathon M. Lawrie
Jonathon M. Lawrie

SECOND AMENDMENT TO SERIES C PREFERRED STOCK PURCHASE AGREEMENT

AND AGREEMENT TO PURCHASE SHARES AND JOIN AS A PARTY AND THIRD

AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This Second Amendment to Series C Preferred Stock Purchase Agreement and Agreement to Purchase Shares and Join as a Party and Third Amendment to Amended and Restated Investor Rights Agreement (this “Agreement”) dated as of April 15, 2008 (the “Effective Date”) by and among Aldagen, Inc., a Delaware corporation (the “Company”), each of those persons and entities that previously purchased shares of the Series C Preferred Stock of the Company and committed to purchase shares of the Series C-1 Preferred Stock of the Company (the “Series C-1 Preferred”) pursuant to the Purchase Agreement (defined below) and whose names are set forth on EXHIBIT A hereto as “Purchasers” (each, a “Purchaser” and collectively, the “Purchasers”), and each of those entities that propose to purchase shares of the Series C-1 Preferred pursuant hereto and whose names are set forth on EXHIBIT A hereto as “Additional Purchasers” (each, an “Additional Purchaser” and together, the “Additional Purchasers”).

WITNESSETH:

WHEREAS, the Company, the Purchasers and other investors have entered into a Series C Preferred Stock Purchase Agreement dated December 15, 2006 as amended by a First Amendment to Series C Preferred Stock Purchase Agreement and Agreement to Purchase Shares and Join as a Party and First Amendment to Amended and Restated Investor Rights Agreement dated September 12, 2007 (the “Purchase Agreement”), and the Company and certain holders of capital stock of the Company have entered into an Amended and Restated Investor Rights Agreement dated December 15, 2006 as amended by a First Amendment to Series C Preferred Stock Purchase Agreement and Agreement to Purchase Shares and Join as a Party and First Amendment to Amended and Restated Investor Rights Agreement dated September 12, 2007, as further amended by the Second Amendment to Amended and Restated Investor Rights Agreement dated December 31, 2007 (the “Rights Agreement”, and together with the Purchase Agreement, the “Agreements”);

WHEREAS, the Additional Purchasers and the Purchasers propose to purchase shares of the Series C-1 Preferred pursuant to the terms and conditions of the Purchase Agreement, as amended hereby;

WHEREAS, Section 2.4 of the Purchase Agreement provides that the purchase of the Series C-1 Preferred shall be made by the Purchasers pursuant to a closing occurring within 30 days of notice to the Purchasers by the Company of achievement of certain milestones, and Section 7.5 of the Rights Agreement and Section 3.8 of the First Amendment to Series C Preferred Stock Purchase Agreement and Agreement to Purchase Shares and Join as a Party and First Amendment to Amended and Restated Investor Rights Agreement, dated September 12, 2007 provide that an additional purchaser of the Series C-1 Preferred shall become a party to the Rights Agreement;

WHEREAS, the Company desires to issue, and the Purchasers and the Additional Purchasers each desire to purchase, subject to the terms and conditions of the Purchase Agreement (as amended hereby), approximately $18.4 million of Series C-1 Preferred as set forth under “Shares Purchased at Series C-1 Closing” on EXHIBIT A to the Purchase Agreement (as amended hereby);

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WHEREAS, the Additional Purchasers have agreed to be bound by the terms of the Agreements and to become parties to the Agreements, as amended as set forth herein;

WHEREAS, the Company, the Purchasers and the Additional Purchasers each desire to amend certain provisions of the Rights Agreement as set forth herein; and

NOW, THEREFORE, in consideration of the premises, the covenants of the parties set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Capitalized Terms. Terms that are used herein with initial capital letters and that are not otherwise defined shall have the meanings given to them in the Purchase Agreement.

2. Amendment of the Purchase Agreement. The first paragraph of Section 2.4 of the Purchase Agreement shall be deleted in its entirety and the following substituted in lieu thereof:

“2.4 Series C-1 Closing. In the event the Company’s Board of Directors (the “Board”) in good faith determines that the Company has achieved the Milestones (as defined below), the Company shall deliver a notice to each of the Purchasers and Additional Purchasers with shares listed opposite their names on EXHIBIT A under the heading “Shares Purchased at Series C-1 Closing” (collectively “C-1 Purchasers”) advising the C-1 Purchasers of the Board’s determination. Within 10 days after the Board delivers such notice to such C-1 Purchasers, Intersouth VI and at least two of either Harbert, Tullis-Dickerson Capital Focus III, L.P. (“T-D”) or CNF Investments II, LLC (“CNF”) shall decide whether they concur with the Board’s determination that the Milestones have been achieved. In the event Intersouth VI and at least two of either Harbert, T-D or CNF agree in writing (each in their sole discretion) that the Milestones have been achieved (“Milestone Approval”), the Company shall sell Series C-1 Preferred Stock to the C-1 Purchasers in the amounts set forth in the Schedule of Purchasers attached hereto as EXHIBIT A under the heading “Shares Purchased at Series C-1 Closing” at a purchase price of $1.0411 per share and subject to adjustment as set forth in the Restated Certificate (as defined below). The Series C-1 Preferred Stock shall have the rights and preferences set forth in the Fifth Amended and Restated Certificate of Incorporation of the Company attached hereto as EXHIBIT C (“Restated Certificate”). Unless otherwise agreed to by the Company and the C-1 Purchasers, within 10 days of notice to the C-1 Purchasers by the Company of such Milestone Approval and satisfaction of the conditions set forth in Section 5.3 below (such date, the “Series C-1 Closing Date”), all C-1 Purchasers shall participate in the Series C-1 Preferred Stock closing (“Series C-1 Closing”) to the full extent of their obligation to purchase shares in the Series C-1 Closing in the amount set forth adjacent to their names under the heading “Shares Purchased at Series C-1 Closing” on EXHIBIT A (“Pro Rata Amount”). Any shares of Series C-1 Preferred Stock sold pursuant to this Section 2.4 shall be deemed to be “Shares” for all purposes of this Agreement with respect to the Series C-1 Closing and any C-1 Purchasers shall be deemed “Purchasers” for all purposes of this Agreement with respect to the Series C-1 Closing. For purposes of this Agreement, “Milestones: shall mean, collectively, (i) the initiation by the Company of a Pivotal Trial (as defined below) in cord blood transplant; or (ii) the successful completion of a Phase I

2

clinical trial in cardiovascular or peripheral vascular disease. “Pivotal Trial” means a clinical trial that is of appropriate size and design to establish that a product is safe and effective for its intended use, to define warnings, precautions and adverse reactions that are associated with the product, and to support marketing approval for such product by the United States Food and Drug Administration. Notwithstanding anything to the contrary in this Agreement, at any time on or before December 31, 2008, each C-l Purchaser shall have the right, but not the obligation, to purchase their Pro Rata Amount even if the Milestones have not been achieved.”

3. Sale of Series C-1 Shares. (a) The Additional Purchasers and the Purchasers each hereby agree that all conditions of the Purchase Agreement which are required to be met prior to its purchase of the number of shares of the Series C-1 Preferred set forth opposite its name on EXHIBIT A attached hereto have been met and further agrees that the Series C-1 Closing shall occur on the Effective Date. Each of the Additional Purchasers and the Purchasers (other than Harbert) shall transmit to the Company, in accordance with the relevant provisions of the Purchase Agreement, the amount set forth opposite its name on such EXHIBIT A in payment for the shares of the Series C-1 Preferred being purchased by it on or before April 17, 2008.

(b) Harbert has agreed to purchase an aggregate of 5,974,013 shares of the Series C-1 Preferred at the Series C-1 Closing (the “Harbert Shares”). Harbert shall transmit to the Company $1,200,007.26 in cash and shall cancel an obligation of the Company to it for $19,538.00 on or before April 17, 2008 in payment for 1,171,401 shares of the Series C-1 Preferred being purchased by it (the “Initial Harbert Shares”), and Harbert (or its Permitted Assignees as defined below) shall transmit to the Company $5,000,000.00 on or before April 24, 2008 as payment for the remaining 4,802,612 shares of the Series C-1 Preferred (the “Assignable Harbert Shares”). At its election, Harbert may assign the right, in whole or in part, to purchase the Assignable Harbert Shares to one or more affiliates of Harbert or other persons or entities affiliated or associated therewith, including Harbert’s members, limited partners, general partners, affiliated companies, affiliated funds or the direct or indirect owners or affiliates of such members, limited partners, general partners, affiliated companies or affiliated funds (the “Permitted Assignees”). Such assignment, if made, shall not relieve Harbert from its obligation to purchase any Assignable Harbert Shares for which any of the Permitted Assignees have failed to make its required payment to the Company in respect of Assignable Harbert Shares for which the right to purchase has been assigned to it by April 24, 2008. The Company shall sell to any such Permitted Assignee of Harbert who meets its funding obligation on or before April 24, 2008 the number of Assignable Harbert Shares for which the right to purchase has been assigned to it and such Permitted Assignee shall be deemed an “Additional Purchaser” for the purposes of this Agreement. Through April 24, 2008, the Company agrees to (i) maintain an electronic data room containing materials relating to the Company and its business (the “Dataroom”) and update the Dataroom with information available as of the date hereof, if responsive to reasonable requests from Harbert or Permitted Assignees, the reasonableness of such requests to be determined by the Company in its sole discretion; and (ii) provide access to any Permitted Assignees who request access to the Dataroom. Except as set forth in the preceding sentence, the Company shall have no obligation to supplement or update the materials in the Dataroom. Access for a Permitted Assignee to the Dataroom shall be conditioned upon such Permitted Assignee agreeing to maintain the confidentiality of the materials and information contained in the Dataroom. Notwithstanding the foregoing, the obligation of Harbert (or its Permitted Assignees) to purchase the Assignable Harbert Shares on or before April 24, 2008, is absolute and unconditional.

3

(c) The Additional Purchasers agree to be bound by all the terms and conditions of the Agreements applicable to “Purchasers” and “Investors” as defined therein.

4. Closing Conditions. All conditions to the Purchasers’ and the Additional Purchasers’ obligations at the Series C-1 Closing, as specified in Section 5.3 of the Purchase Agreement, have been satisfied as of the Effective Date, and no updates or additional conditions shall be required prior to the funding of the Series C-1 Closing as described in Section 3 above.

5. Company Consent to Joinder and Purchase. The Company hereby consents to the joining of the Additional Purchasers as parties to the Agreements, and the purchase of the shares of Series C-1 Preferred by the Purchasers and the Additional Purchasers as contemplated herein. Such shares shall be entitled to all of the rights and subject to all of the terms and conditions set forth in the Agreements, and the purchase of such shares by the Additional Purchasers shall be governed by all of the terms of the Agreements.

6. Amendments to Schedules and Exhibits. EXHIBIT A to the Rights Agreement shall be amended to add the Additional Purchasers to such EXHIBIT A. EXHIBIT A (“Schedule of Purchasers”) to the Purchase Agreement shall be amended and supplemented to include the Additional Purchasers and the shares of Series C-1 Preferred being purchased by the Additional Purchasers and the Purchasers in the Series C-1 Closing as set forth on Schedule 1 attached hereto.

7. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware.

8. Counterparts. This Agreement may be executed in one or more counterparts.

9. Effect of Amendment. Except as amended hereby, the Agreements shall remain in full force and effect as originally executed or subsequently amended, as the case may be.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

THE COMPANY:

ALDAGEN, INC.

By:	/s/ Edward L. Field
Name:	Edward L. Field
Title:	President & COO

CNF INVESTMENTS II, LLC

By:	/s/ Joseph Del Guercio
Name:	Joseph Del Guercio
Title:	Managing Director

TULLIS-DICKERSON CAPITAL FOCUS III, L.P.

By:	Tullis-Dickerson Partners III, L.L.C.
Its General Partner

By:	/s/ Lyle A. Hohnke
Name:	Lyle A. Hohnke
Title:	Principal

HARBERT VENTURE PARTNERS, L.L.C.

By:	Harbert Venture Partners MM, LLC,
Its Managing Member

By:	HMC-Virginia, Inc.,
Its Manager

By:	/s/ William W. Brooke
Name:	William W. Brooke
Title:	Executive Vice President

INTERSOUTH PARTNERS VI, L.P.

By:	INTERSOUTH ASSOCIATES VI, LLC
Its General Partner

	By:	/s/ Garheng Kong
	Name:	Garheng Kong
	Title:	Member, Acting Pursuant to Power of Attorney

INTERSOUTH PARTNERS V, L.P.

By:	INTERSOUTH ASSOCIATES V, LLC
Its General Partner

	By:	/s/ Garheng Kong
	Name:	Garheng Kong
	Title:	Member, Acting Pursuant to Power of Attorney

INTERSOUTH AFFILIATES V, L.P.

By:	INTERSOUTH ASSOCIATES V, LLC
Its General Partner

	By:	/s/ Garheng Kong
	Name:	Garheng Kong
	Tide:	Member, Acting Pursuant to Power of Attorney

INTERSOUTH PARTNERS VII, L.P.

By:	INTERSOUTH ASSOCIATES VII, LLC
Its General Partner

	By:	/s/ Garheng Kong
	Name:	Garheng Kong
	Title:	Member, Acting Pursuant to Power of Attorney

HARBINGER/AURORA VENTURE FUND, LLC

By:	HARBINGER/AURORA VENTURES, LLC
Its Managing Member

By	/s/ B. Jefferson Clark
B. Jefferson Clark
President

HARBINGER/AURORA QP VENTURE FUND, LLC

By	HARBINGER/AURORA VENTURES, LLC
Its Managing Member

By:	/s/ B. Jefferson Clark
B. Jefferson Clark
President

THE TRELYS FUNDS, L.P.

By:	/s/ Adrian N. Wilson
Name:	Adrian N. Wilson
Title:	Managing General Partner

TALL OAKS STEMCO PARTNERS, LP

By:	/s/ Kathryne F. Carr
Name:	Kathryne F. Carr
Title:	Managing Director

/s/ Jonathan M. Lawrie
Jonathan M. Lawrie

FOURTH AMENDMENT TO AMENDED AND RESTATED INVESTOR

RIGHTS AGREEMENT

This Fourth Amendment to Amended and Restated Investor Rights Agreement (this “Amendment”) is entered into this 29th day of July, 2008 by and among Aldagen, Inc., a Delaware corporation (the “Company”), and certain holders of the capital stock of the Company (the “Investors”).

WHEREAS, the Company and the Investors have previously entered into an Amended and Restated Investor Rights Agreement, dated as of December 15, 2006, as amended by the First Amendment to Series C Preferred Stock Purchase Agreement and Agreement to Purchase Shares and Join as a Party and First Amendment to Amended and Restated Investor Rights Agreement, dated as of September 12, 2007, as further amended by the Second Amendment to Amended and Restated Investor Rights Agreement, dated as of December 31, 2007, as further amended by the Second Amendment to Series C Preferred Stock Purchase Agreement and Agreement to Purchase Shares and Join as a Party and Third Amendment to Amended and Restated Investor Rights Agreement, dated as of April 15, 2008 (collectively, the “Rights Agreement”); and

WHEREAS, pursuant to Section 7.5 of the Rights Agreement, the amendment of the Rights Agreement contemplated hereby requires the written consent of (i) the Junior Holders (as defined in the Rights Agreement), or their transferees, holding at least 66-2/3% of the shares of Junior Preferred and voting together as a single group (treated as if converted at the conversion rate then in effect and including, for such purposes, shares of Common Stock into which any shares of Junior Preferred shall have been converted that are held by a Junior Holder) (the “Junior Holders”), (ii) the Series C Holders and Series C-1 Holders (each as defined in the Rights Agreement), or their transferees, representing the Approval Threshold (as defined in the Rights Agreement) (the “Requisite Investors”), and (iii) the Company; and

WHEREAS, the Company, the Junior Holders and the Requisite Investors hereby agree that this Amendment shall amend the Rights Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements set forth herein, the Company and the Investors hereby agree as follows:

1. Section 3.1(b) of the Rights Agreement shall be amended by deleting such Section 3.1(b) in its entirety and substituting the following in lieu thereof:

“(b) The term “New Securities” shall mean any capital stock of the Company, whether now authorized or not, and rights, options or warrants to purchase capital stock, and securities of any type whatsoever that are, or may become, convertible into capital stock; provided that the term “New Securities” does not include: (i) the Investor Stock; (ii) securities issuable upon conversion of or with respect to Investor Stock; (iii) up to 10,000,000 shares of Common

Stock, and options, warrants or rights convertible into such Common Stock, issued to employees, consultants, officers or directors of the Company pursuant to any incentive agreement or arrangement approved by the Board of Directors of the Company (the “Permitted Stock”); (iv) securities issued pursuant to any stock dividend, stock split, combination or other reclassification by the Company of any of its capital stock; (v) securities issuable upon conversion or exercise of any convertible security, option, warrant or other right to acquire, if upon issuance of such convertible security, option, warrant or right the Company complied with the provisions of this Section 3; (vi) warrants to purchase shares of Common Stock issued to banks or equipment lessors, as approved by the Board of Directors, such issuances not to exceed in the aggregate one percent (1%) of the outstanding shares of Common Stock of the Company on a fully-diluted, as-converted into Common Stock basis; (vii) shares of capital stock or securities convertible into shares of capital stock issued in connection with business combinations or corporate partnering agreements, as approved by the Board of Directors, such issuances not to exceed in the aggregate five percent (5%) of the outstanding shares of Common Stock of the Company on a fully-diluted, as-converted into Common Stock basis; or (viii) shares of Common Stock sold in connection with a Qualified IPO.”

2. The provisions of the Rights Agreement are hereby amended and modified by the provisions of this Amendment. If any of the provisions of the Rights Agreement are materially different from or inconsistent with the provisions of this Amendment, the provisions of this Amendment shall control, and the provisions of the Rights Agreement shall, to the extent of such difference or inconsistency, be deemed to be amended and modified.

3. This Amendment and the Rights Agreement, as amended and modified by the provisions of this Amendment, shall constitute and shall be construed as a single agreement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

COMPANY:

ALDAGEN, INC.

By:	/s/ Edward L. Field
Edward L. Field
President

Aldagen, Inc.

Fourth Amendment to Amended and Restated Investor Rights Agreement

- Signature Page -

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

CNF INVESTMENTS II, LLC

By:	/s/ Joseph Del Guercio

Name:	Joseph Del Guercio

Title:	Managing Director

Aldagen, Inc.

Fourth Amendment to Amended and Restated Investor Rights Agreement

- Signature Page -

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

TULLIS-DICKERSON CAPITAL FOCUS III, L.P.

By:	Tullis-Dickerson Partners III, L.L.C.
Its General Partner

By:	/s/ Lyle A. Hohnke

Name:	Lyle A. Hohnke

Title:

Aldagen, Inc.

Fourth Amendment to Amended and Restated Investor Rights Agreement

- Signature Page -

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

HARBERT VENTURE PARTNERS, L.L.C.

By:	Harbert Venture Partners GP, LLC

Its:	Managing Member

By:	/s/ William W. Brooke

Name:	William W. Brooke

Title:	Executive Vice President

Aldagen, Inc.

Fourth Amendment to Amended and Restated Investor Rights Agreement

- Signature Page -

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

INTERSOUTH PARTNERS VI, L.P.

By:	INTERSOUTH ASSOCIATES VI, LLC
Its General Partner

By:	/s/ Garheng Kong
Name: Garheng Kong
Title: Member, acting pursuant to Power of Attorney

INTERSOUTH PARTNERS V, L.P.

By:	INTERSOUTH ASSOCIATES V, LLC
Its General Partner

By:	/s/ Garheng Kong
Name: Garheng Kong
Title: Member, acting pursuant to Power of Attorney

INTERSOUTH AFFILIATES V, L.P.

By:	INTERSOUTH ASSOCIATES V, LLC
Its General Partner

By:	/s/ Garheng Kong
Name: Garheng Kong
Title: Member, acting pursuant to Power of Attorney

INTERSOUTH PARTNERS VII, L.P.

By:	INTERSOUTH ASSOCIATES VII, LLC
Its General Partner

By:	/s/ Garheng Kong
Name: Garheng Kong
Title: Member, acting pursuant to Power of Attorney

Aldagen, Inc.

Fourth Amendment to Amended and Restated Investor Rights Agreement

- Signature Page -

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

AURORA ENRICHMENT FUND, L.L.C.

By:	AURORA ENRICHMENT MANAGEMENT CO., L.L.C.
Its Managing Member

By:	/s/ B. Jefferson Clark
B. Jefferson Clark
Manager

HARBINGER/AURORA VENTURE FUND, L.L.C.

By:	HARBINGER/AURORA VENTURES, L.L.C.
Its Managing Member

By:	/s/ B. Jefferson Clark
B. Jefferson Clark
President

HARBINGER/AURORA QP VENTURE FUND, L.L.C.

By	HARBINGER/AURORA VENTURES, L.L.C.
Its Managing Member

By:	/s/ B. Jefferson Clark
B. Jefferson Clark
President

Aldagen, Inc.

Fourth Amendment to Amended and Restated Investor Rights Agreement

- Signature Page -